Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without the delivery of a final prospectus supplement and prospectus. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Subject to Completion, Dated _______ __, 1997 PROSPECTUS SUPPLEMENT (To Prospectus Dated , 1997)

                                      $
                     BankBoston Credit Card Master Trust
      $__________ _____% Class A Series 1997-1 Asset Backed Certificates

      $__________ _____% Class B Series 1997-1 Asset Backed Certificates

                 Credit Card Receivables Funding Corporation
                                  Transferor

                    BankBoston (NH), National Association
                                   Servicer

                               ---------------

     The _____% Class A Series 1997-1 Asset Backed Certificates (the "Class A Certificates") and the _____% Class B Series 1997-1 Asset Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificate ") offered hereby will represent undivided interests in certain assets of the BankBoston Credit Card Master Trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among Credit Card Receivables Funding Corporation ("CCRFC"), as transferor (in such capacity, the "Transferor"), BankBoston (NH), National Association (the "Bank"), as servicer (in such capacity, the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). The property of the Trust includes the receivables (the "Receivables") that are generated from time to time in a portfolio of consumer revolving credit card accounts (the "Accounts"), collections thereon, monies on deposit in certain accounts of the Trust, any Participation Interests included in the Trust, collections thereon and the benefits of a Yield Supplement Account and a Cash Collateral Account. In addition, the Collateral Interest (as defined herein) will be issued in the initial amount of $ and will be subordinated to the Offered Certificates as described herein. The Transferor initially will own the remaining undivided interest in the Trust not represented by the Offered Certificates, the Collateral Interest and the other investor certificates or interests issued by the Trust.

   Potential investors should consider, among other things, the information set forth in ommencing on page herein and on page 17 in the Prospectus.

 THE OFFERED CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRANSFEROR, THE BANK
     OR ANY AFFILIATE OF EITHER THEREOF. AN OFFERED CERTIFICATE IS NOT
           A DEPOSIT AND NEITHER THE OFFERED CERTIFICATES NOR THE
             UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR
                GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                   CORPORATION OR ANY OTHER GOVERNMENTAL
                         AGENCY OR INSTRUMENTALITY.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
             THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                  OFFENSE.

                               Price to    Underwriting   Proceeds to the
                               Public(1)    Discount     Transferor(1)(2)

Per Class A Certificate           %             %              %
Per Class B Certificate           %             %              %
Total.........                    $             $              $

----------

(1) Plus accrued interest, if any, at the Class A Certificate Rate or the Class B Certificate Rate, as applicable, from , 1997.

(2) Before deduction of expenses payable by the Transferor, estimated to be
    $          .

      [After the initial distribution of the Offered Certificates by the Underwriters, this Prospectus Supplement and the Prospectus may be used by BancBoston Securities Inc., an affiliate of the Transferor, in connection with offers and sales relating to market-making transactions in the Offered Certificates. BancBoston Securities Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prev iling market prices at the time of sale. Certain information in this Prospectus Supplement and the Prospectus will be updated from time to time as described in "Incorporation of Certain Documents by Reference" in the Prospectus.]

      The Offered Certificates are offered by the Underwriters when, as and if issued by the Trust and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Offered Certificates will be delivered in book-entry form on or about , 1997, through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System.

                              ---------------

                         Underwriters of the Class A Certificates

MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED




                  Underwriters of the Class B Certificates

MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED


      , 1997


      The Transferor may offer from time to time other series of certificates that evidence undivided interests in certain assets of the Trust, which may have terms significantly different from the Offered Certificates and which are not offered hereby. The issuance of additional series of certificates may impact the timing or amount of payments received by holders of the Offered Certificates.

      Interest will accrue on the Class A Certificates at the rate of ____% per annum (the "Class A Certificate Rate"). Interest will accrue on the Class B Certificates at the rate of ____% per annum (the "Class B Certificate Rate"). Interest with respect to the Certificates will be paid on October 17, 1997 and on the 17th day of each month thereafter (or, if any such 17th day is not a business day, the next succeeding business day) (each, a "Distribution Date"). Interest on the Offered Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Principal with respect to the Class A Certificates is scheduled to be distributed on the ___________ Distribution Date (the "Class A Scheduled Payment Date"), but may be paid earlier or later under certain limited circumstances described herein. Principal with respect to the Class B Certificates is scheduled to be distributed on the ___________ Distribution Date (the "Class B Scheduled Payment Date"), but may be paid earlier or later under certain limited circumstances described herein. See "Maturity Considerations" and "Series Provisions -- Pay Out Events" herein and "Description of the Certificates -- Pay Out Events and Reinvestment Events" in the Prospectus. Principal payments will not be made to Class B Certificateholders until the final principal payment has been made in respect of the Class A Certificates. See "Series Provisions -- Principal Payments."

      There currently is no secondary market for the Offered Certificates, and there is no assurance that one will develop or, if one does develop, that it will continue until the Offered Certificates are paid in full.

                              ---------------

      The fractional undivided interest in the Trust represented by the Class B Certificates will be subordinated to the extent necessary to fund payments with respect to the Class A Certificates to the extent described herein.

      CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE OFFERED CERTIFICATES. SUCH TRANSACTIONS MAY INCLUDE STABILIZING AND THE PURCHASE OF THE OFFERED CERTIFICATES TO COVER SYNDICATE SHORT POSITIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING" HEREIN.

                              ---------------

      The Offered Certificates constitute a separate Series of investor certificates being offered by the Trust from time to time pursuant to a Prospectus dated , 1997. This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

     Upon receipt of a request by an investor, or his or her representative, within the period during which there is a prospectus delivery obligation, the Underwriters will transmit or cause to be transmitted promptly, without charge and in addition to any such delivery requirements, a paper copy of a Prospectus Supplement and a Prospectus or a Prospectus Supplement and a Prospectus in electronic format.


                             TABLE OF CONTENTS


SUMMARY OF SERIES TERMS...................................................S-4

RISK FACTORS.............................................................S-17

MATURITY CONSIDERATIONS..................................................S-17

THE BANK PORTFOLIO.......................................................S-19
      General............................................................S-19
      Loss and Delinquency Experience....................................S-19
      Revenue Experience.................................................S-21
      Interchange........................................................S-23
      Payment Rates......................................................S-23

THE RECEIVABLES..........................................................S-23

USE OF PROCEEDS..........................................................S-25

THE SERVICER.............................................................S-25

SERIES PROVISIONS........................................................S-25
      Interest Payments..................................................S-25
      Principal Payments.................................................S-26
      Subordination of the Class B Certificates
       and the Collateral Interest.......................................S-27
      Allocation Percentages.............................................S-28
      Principal Funding Account..........................................S-31
      Reserve Account....................................................S-31
      Reallocation of Cash Flows.........................................S-32
      Application of Collections.........................................S-33
      Cash Collateral Account; Required Enhancement Amount...............S-38
      Defaulted Receivables; Investor Charge-Offs........................S-39
      Paired Series......................................................S-40
      Pay Out Events.....................................................S-41
      Servicing Compensation and Payment of Expenses.....................S-42
      Series Termination.................................................S-43
      Reports............................................................S-43

UNDERWRITING.............................................................S-43

LEGAL MATTERS............................................................S-45

INDEX OF DEFINED TERMS...................................................S-46


                          SUMMARY OF SERIES TERMS

      The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the Index of Defined Terms beginning on page of this Prospectus Supplement and on page 75 of the Prospectus for the location herein and therein of the definitions of certain capitalized terms used herein. Certain capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

Trust.........................     BankBoston Credit Card Master Trust (the
                                   "Trust").

Title of Securities...........     $____________  aggregate principal amount
                                   of ___% Class A Series 1997-1 Asset Backed
                                   Certificates (the "Class A Certifi-
                                   cates") and $__________   aggregate
                                   principal amount of ___% Class B Series
                                   1997-1 Asset Backed Certificates (the
                                   "Class B Certificates" and, together with the Class A Certificates, the "Offered
                                   Certificates").

Initial Invested Amount.......     $_______________ (the "Initial Invested
                                   Amount").

Class A Initial Invested
Amount........................     $_______________ (the "Class A Initial
                                   Invested Amount").

Class B Initial Invested
Amount........................     $_______________ (the "Class B Initial
                                   Invested Amount").

Collateral Initial Invested
Amount........................     $_______________ (the "Collateral Initial
                                   Invested Amount").

Series Required Transferor
Amount........................     For any date, 7% of the Invested
                                   Amount (the "Series Required Transferor
                                   Amount").

Class A Certificate Rate......     ____% per annum.

Class B Certificate Rate......     ____% per annum.

Distribution Dates............     On __________, 1997 and on the ___th day
                                   of each month thereafter (or if any such ___th day is not a business day, the next succeeding business day).

Controlled Accumulation
Amount........................     For each Distribution Date with respect to
                                   the Controlled Accumulation Period, $
                                   ; except that, if the commencement of the Controlled Accumulation Period is delayed as described herein under "Series
                                   Provisions--Principal Payments," the
                                   Controlled Accumulation Amount for each
                                   Distribution Date with respect to the
                                   Controlled Accumulation Period will be
                                   determined as described under "Series
                                   Provisions--Application of Collections--
                                   Payments of Principal."

Class A Scheduled Payment
Date..........................     The __________ Distribution Date.

Class B Scheduled Payment
Date..........................     The __________ Distribution Date.

Closing Date..................      _____, 1997 (the "Closing Date").

Series Invested Amount........     The Initial Invested Amount.

The Offered Certificates; the
Collateral
Interest......................     Each of the Offered Certificates
                                   represents an undivided interest in the
                                   Trust. The portion of the Trust Assets
                                   allocated to Series 1997-1 (the "Offered
                                   Series") as described under "Description of the Pooling and Servicing Agreement--
                                   Allocations" in the Prospectus will be
                                   further allocated among the interest of
                                   the holders of the Class A Certificates
                                   (the "Class A Certificateholders'
                                   Interest"), the interest of the holders of the Class B Certificates (the "Class B
                                   Certificateholders' Interest") and the
                                   interest of the Collateral Interest Holder
                                   (as defined below), and the interest of
                                   the holders of the Transferor Certifi-
                                   cate (the "Transferor's Interest"), as
                                   described below. The Class A
                                   Certificateholders' Interest and the Class
                                   B Certificateholders' Interest are
                                   sometimes collectively referred to herein as the "Offered Certificateholders'
                                   Interest."  The holders of the Offered
                                   Certificateholders' Interest are referred to herein as the "Series
                                   Certificateholders." A specified undivided interest in the Trust Assets (the
                                   "Collateral Interest") in the initial
                                   amount of $ __________ (which amount
                                   represents ___% of the sum of the Class A
                                   Initial Invested Amount, the Class B
                                   Initial Invested Amount and the Collateral
                                   Initial Invested Amount) and funds on
                                   deposit in the Cash Collateral Account in an initial amount of $_______ (which amount represents ___% of the sum of the Class A Initial Invested Amount, the Class
                                   B Initial Invested Amount and the
                                   Collateral Initial Invested Amount)
                                   constitute Credit Enhancement for the
                                   Offered Certificates. The holder of the
                                   Collateral Interest is referred to herein as the "Collateral Interest Holder."
                                   Allocations will be made to the Collateral
                                   Interest and the Collateral Interest
                                   Holder will have voting and certain other rights as if the Collateral Interest were a subordinated Class of Offered
                                   Certificates. For purposes of this Pro-
                                   spectus Supplement, the "Collateral
                                   Interest" will be deemed to be the
                                   "Enhancement Invested Amount" for the
                                   Offered Certificates for all purposes
                                   under the Prospectus. The Transferor's
                                   Interest will represent the right to the assets of the Trust not allocated to the Class A Certificateholders' Interest, the
                                   Class B Certificateholders' Interest, the
                                   Collateral Interest or the holders of
                                   other interests in the Trust. The
                                   principal amount of the Transferor's
                                   Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

                                   The aggregate amount of Principal
                                   Receivables allocated to the Offered
                                   Certificateholders' Interest and the
                                   Collateral Interest (the "Invested
                                   Amount") will be $ __________ on the
                                   Closing Date (the "Initial Invested
                                   Amount").

                                   The aggregate amount of Principal
                                   Receivables allocable to the Class A
                                   Certificateholders' Interest (as more
                                   fully defined herein, the "Class A
                                   Invested Amount") will be $ ________ on the Closing Date (the "Class A Initial
                                   Invested Amount"). The aggregate amount of Principal Receivables allocable to the
                                   Class B Certificateholders' Interest (as more fully defined herein, the "Class B Invested Amount") will be $ _________ on the Closing Date (the "Class B Initial
                                   Invested Amount"). The aggregate amount of Principal Receivables allocable to the Collateral Interest (as more fully defined herein, the "Collateral Invested Amount") will be $ __________on the Closing Date (the "Collateral Initial Invested Amount"). The Class B Certificateholders' Interest will decline in certain circumstances as a result of (a) the allocation to the Class
                                   B Certificateholders' Interest of certain
                                   Defaulted Amounts, including such amounts otherwise allocable to the Class A Certificateholders' Interest when the Collateral Interest is zero, and (b) the reallocation of collections of Principal Receivables otherwise allocable to the
                                   Class B Certificateholders' Interest to
                                   fund certain payments in respect of the
                                   Class A Certificates. Any such reductions in the Class B Certificateholders'
                                   Interest may be reimbursed out of Excess
                                   Spread, if any, Excess Finance Charge
                                   Collections allocable to the Offered
                                   Series, if any, and the reallocation of
                                   certain amounts allocable to the
                                   Collateral Interest as described herein.
                                   During the Controlled Accumulation Period, for the purpose of allocating collections of Finance Charge Receivables and the Defaulted Amount with respect to each Monthly Period, the Class A
                                   Certificateholders' Interest will be
                                   further reduced (in an amount not to
                                   exceed the Class A Invested Amount) by the amount on deposit in the Principal Funding Account (as so reduced, the "Class A Adjusted Invested Amount") and the Class B Certificateholders' Interest will be further reduced by the amount by which the amount on deposit in the Principal Funding Account exceeds the Class A Invested
                                   Amount (as so reduced, the "Class B
                                   Adjusted Invested Amount," and, together with the Class A Adjusted Invested Amount and the Collateral Invested Amount, the "Adjusted Invested Amount"). The principal amount of the Transferor's Interest will fluctuate as the amount of Principal Receivables in the Trust, the adjusted invested amount of each Series and the amounts on deposit in the Special Funding Account change from time to time.

                                   The Class A Certificates, the Class B
                                   Certificates and the Collateral Interest will each include the right to receive (but only to the extent needed to make payments of interest on each Interest Payment Date at the applicable certificate rate and payments of principal and subject to any reallocation of such amounts as described herein), varying percentages of the collections of Finance Charge Receivables and Principal Receivables and will be allocated varying percentages of the Defaulted Amount with respect to each Monthly Period. Collections of Finance Charge Receivables and Principal Receivables and the Defaulted Amount will be allocated to the Offered Series based on the Series Allocation Percentage for the Offered Series (subject to reallocation, in the case of certain Series Allocable Finance Charge Collections, to other Series in Group I as described under "Description of the Pooling and Servicing Agreement-- Reallocations Among Certificates of Different Series within a Reallocation Group" in the Prospectus). Reallocated Investor Finance Charge Collections and the Investor Default Amount will be further allocated to the holders of the Class A Certificates and the holders of the Class B Certificates and the Collateral Interest based on the Class A Floating Percentage and the Class B Floating Percentage and the Collateral Floating Percentage, respectively (each defined herein). The Principal Allocation Percentage of Series Allocable Principal Collections will be allocated to the holders of the Class A Certificates, the Class B Certificates and the Collateral Interest based on the Class A Principal Percentage, the Class B Principal Percentage and the Collateral Principal Percentage, respectively (each defined herein).

Other Series..................     The Offered Certificates will be the first
                                   Series of investor certificates issued by the Trust. Additional Series are expected to be issued from time to time by the Trust. See "Description of the Pooling and
                                   Servicing Agreement-- New Issuances" and
                                   "--Reallocations Among Certificates of
                                   Different Series within a Reallocation
                                   Group" in the Prospectus and "Maturity
                                   Considerations" herein.

Receivables...................     The Receivables arise in Accounts that
                                   have been selected from the total
                                   portfolio of VISA and MasterCard accounts serviced by the Bank, based on criteria provided in the Pooling and Servicing
                                   Agreement as applied on the Initial
                                   Cut-Off Date and as more fully described herein under "The Bank Portfolio." The aggregate amount of Receivables in the Accounts as of _____, 1997 was $ _____,
                                   comprised of $ _____ of Principal
                                   Receivables and $ _____ of Finance Charge
                                   Receivables.

Denominations.................     Beneficial interests in the Offered
                                   Certificates will be offered for purchase in denominations of $1,000 and integral multiples thereof.

Registration of the Offered
Certificates..................     The Offered Certificates initially will
                                   be represented by Certificates
                                   registered in the name of Cede, as the
                                   nominee of DTC. No purchaser of an
                                   Offered Certificate will be entitled to
                                   receive a definitive certificate except
                                   under certain limited circumstances
                                   described in the Prospectus. Purchasers
                                   of the Offered Certificates may elect to hold their Certificates through DTC (in the United States) or Cedel or Euroclear
                                   (in Europe). See "Description of the
                                   Certificates -- Definitive Certificates" in the Prospectus.

Servicing Fee.................     The Servicing Fee Rate for the Offered
                                   Certificates will be 2.0% per annum. On
                                   each Transfer Date, Servicer Interchange with respect to the related Monthly
                                   Period will be withdrawn from the
                                   Collection Account and paid to the
                                   Servicer in respect of the Servicing
                                   Fee. The Class A Servicing Fee, the
                                   Class B Servicing Fee and the Collateral
                                   Interest Servicing Fee will be paid on
                                   each Distribution Date as described
                                   under "Series Provisions--Application
                                   of Collections--Payment of Fees,
                                   Interest and Other Items" and "--
                                   Servicing Compensation and Payment of
                                   Expenses" herein. See "Description of
                                   the Certificates--Servicing
                                   Compensation and Payment of Expenses" in the Prospectus.

Revolving Period and Controlled
Accumulation Period...........     The "Revolving Period" with respect to the
                                   Offered Certificates means the period
                                   from and excluding ______, 1997 (the
                                   "Series Cut-Off Date"), to, but not
                                   including, the earlier of (a) the com-
                                   mencement of the controlled accumulation period with respect to the Offered
                                   Certificates (the "Controlled
                                   Accumulation Period") and (b) the
                                   commencement of the Early Amortization
                                   Period. Unless a Pay Out Event has
                                   occurred, the Controlled Accumulation
                                   Period will commence at the close of
                                   business on ______; provided, that
                                   subject to the conditions set forth
                                   under "Series Provisions--Principal
                                   Payments" herein, the day on which the
                                   Revolving Period ends and the Controlled
                                   Accumulation Period begins may be
                                   delayed to no later than the close of
                                   business on ____________. The Controlled
                                   Accumulation Period will end on the
                                   earliest of (a) the commencement of the
                                   Early Amortization Period, (b) the
                                   payment in full of the Invested Amount
                                   and (c) the Series Termination Date for
                                   the Offered Series (the "Stated Series
                                   Termination Date"). No principal will be payable to Class A Certificateholders until the ____________ Distribution Date
                                   (the "Class A Scheduled Payment Date"),
                                   or, upon the occurrence of a Pay Out
                                   Event as described herein, the first
                                   Distribution Date with respect to the
                                   Early Amortization Period. No principal
                                   will be payable to the Class B
                                   Certificateholders until the Class A
                                   Invested Amount is paid in full.
                                   Principal with respect to the Class B
                                   Certificates is expected to be
                                   distributed on the _____ Distribution
                                   Date (the "Class B Scheduled Payment
                                   Date"). No principal will be payable to
                                   the Collateral Interest Holder until the Class B Invested Amount is paid in full;
                                   provided, that during the Revolving
                                   Period or the Controlled Accumulation
                                   Period, certain collections of Principal
                                   Receivables allocable to the Offered
                                   Certificateholders' Interest and the
                                   Collateral Interest will be paid to the
                                   Collateral Interest Holder to the extent the sum of the Collateral Invested
                                   Amount and the Available Cash Collateral
                                   Amount exceeds the Required Enhancement
                                   Amount. For the period beginning on the
                                   Closing Date and ending with the
                                   commencement of the Controlled
                                   Accumulation Period or the Early
                                   Amortization Period, collections of
                                   Principal Receivables otherwise
                                   allocable to the Offered
                                   Certificateholders' Interest and the
                                   Collateral Interest (other than
                                   collections of Principal Receivables
                                   allocated to the Class B
                                   Certificateholders' Interest and the
                                   Collateral Interest ("Reallocated
                                   Principal Collections") that are used to pay any deficiency in the Class A
                                   Required Amount or Class B Required
                                   Amount) will, subject to certain
                                   limitations, be treated as Shared
                                   Principal Collections and applied to
                                   cover principal payments due to or for
                                   the benefit of Certificateholders of
                                   other Principal Sharing Series, or paid
                                   to the holders of the Transferor
                                   Certificates or, in certain
                                   circumstances, deposited in the Special
                                   Funding Account. See "Series
                                   Provisions--Pay Out Events" herein and
                                   "Description of the Certificates--Pay
                                   Out Events and Reinvestment Events" in
                                   the Prospectus for a discussion of the
                                   events which might lead to the
                                   termination of the Revolving Period
                                   prior to the commencement of the
                                   Controlled Accumulation Period. In
                                   addition, see "Series Provisions--
                                   Principal Payments" herein and
                                   "Description of the Pooling and
                                   Servicing Agreement--Shared Principal
                                   Collections" in the Prospectus.

Early Amortization Period.....     During the period from the day on which a
                                   Pay Out Event has occurred and ending on the earlier of (a) the payment of the Invested Amount in full and (b) the Stated
                                   Series Termination Date (the "Early
                                   Amortization Period"), Available Principal
                                   Collections (as defined herein) will be
                                   distributed monthly on each Distribution
                                   Date to the holders of the Class A
                                   Certificates and, following payment in
                                   full of the Class A Invested Amount, to
                                   the holders of the Class B Certificates
                                   and, following payment in full of the
                                   Class B Invested Amount, to the Collateral
                                   Interest Holder beginning with the
                                   Distribution Date in the month following the commencement of the Early Amortization
                                   Period. See "Series Provisions--Pay Out
                                   Events" herein and "Description of the
                                   Certificates--Pay Out Events and
                                   Reinvestment Events" in the Prospectus for a discussion of the events which might lead to the commencement of the Early
                                   Amortization Period.

Subordination of the
Class B Certificates
and the Collateral Interest...     The Class B Certificates and the
                                   Collateral Interest will be subordinated, as described herein, to the extent necessary to fund payments with respect to the Class A Certificates as described herein. In addition, the Collateral
                                   Interest will be subordinated to the
                                   extent necessary to fund certain payments with respect to the Class B Certificates.
                                   If the Collateral Interest is reduced to zero, holders of the Class B Certificates will bear directly the credit and other risks associated with their interest in the Trust. To the extent the Class B
                                   Invested Amount is reduced, the percentage of collections of Finance Charge
                                   Receivables allocable to holders of the
                                   Class B Certificates in subsequent Monthly
                                   Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to holders of the Class B Certificates will be reduced. Such reductions of the Class B
                                   Invested Amount will thereafter be
                                   reimbursed and the Class B Invested Amount increased on each Distribution Date by the amount, if any, of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series for such Distribution Date available for that purpose. See "Description of the Pooling and Servicing Agreement--Credit
                                   Enhancement--Subordination" in the
                                   Prospectus.

Cash Collateral Account.......     The Offered Certificates will have the
                                   benefit of an account (the "Cash
                                   Collateral Account"), which will be held in the name of the Trustee for the benefit of the Series Certificateholders. On the Closing Date, the Transferor will deposit
                                   $____________ (the "Initial Cash
                                   Collateral Amount") into the Cash
                                   Collateral Account from the proceeds of
                                   the sale of the Offered Certificates.
                                   Withdrawals will be made from the Cash
                                   Collateral Account, to the extent of
                                   available funds on deposit therein, to pay the Class A Required Amount and the Class
                                   B Required Amount. The amount of funds
                                   available on deposit in the Cash
                                   Collateral Account may be increased (i)
                                   under certain circumstances, and subject to certain conditions described herein, in connection with the application of collections of Principal Receivables to decrease the Collateral Invested Amount and (ii) to the extent Excess Spread and Excess Finance Charge Collections are required and available to be deposited therein. See "Series Provisions--Cash
                                   Collateral Account; Required Enhancement
                                   Amount."

Yield Supplement Account......     The Offered Certificates will have the
                                   benefit of an account (the "Yield
                                   Supplement Account"), which will be held in the name of the Trustee for the benefit of the holders of the Offered Certifi-cates. On the Closing Date, the Transferor will deposit $__________ (the "Initial
                                   Yield Supplement Deposit") into the Yield
                                   Supplement Account from the proceeds of
                                   the issuance of the Offered Certificates.
                                   On each Distribution Date, an amount equal to the Yield Supplement Draw Amount will be released and deposited into the Collection Account and will be treated as collections of Finance Charge Receivables allocable to the Offered Certificates.
                                   The Yield Supplement Account will not be replenished following the withdrawals of amounts on deposit therein on any Distribution Date. The "Yield Supplement
                                   Draw Amount" means ___% of the Initial
                                   Yield Supplement Deposit for the six
                                   Distribution Dates from and including the September ___, 1997 Distribution Date through and including the February ___, 1998 Distribution Date, and ___% of the
                                   Initial Yield Supplement Deposit for the six Distribution Dates from and including the March ___, 1998 Distribution Date through and including the August ___, 1998
                                   Distribution Date.  See "Description of
                                   the Certificates --Yield Supplement
                                   Account."

Additional Amounts Available
to Certificateholders.........     With respect to any Distribution Date,
                                   Excess Spread and Excess Finance Charge
                                   Collections allocable to the Offered
                                   Series will be applied to fund the Class A
                                   Required Amount and the Class B Required
                                   Amount, as well as certain other items.
                                   The "Class A Required Amount" means with respect to any Distribution Date the amount, if any, by which the sum of (a) the Class A Monthly Interest due on such Distribution Date and any overdue Class A
                                   Monthly Interest and Class A Additional
                                   Interest thereon, (b) if the Bank or an
                                   affiliate of the Bank is no longer the
                                   Servicer, the Class A Servicing Fee for
                                   the related Monthly Period and any overdue
                                   Class A Servicing Fee and (c) the Class A
                                   Investor Default Amount, if any, for the related Monthly Period exceeds the Class A
                                   Available Funds for the related Monthly
                                   Period. The "Class B Required Amount"
                                   means the amount equal to the sum of (a) the amount, if any, by which the sum of
                                   (i) Class B Monthly Interest due on the
                                   related Distribution Date and any
                                   overdue Class B Monthly Interest and Class
                                   B Additional Interest thereon and (ii) if the Bank or an affiliate of the Bank is no longer the Servicer, the Class B Servicing
                                   Fee for the related Monthly Period and any overdue Class B Servicing Fee exceeds the
                                   Class B Available Funds for the related
                                   Monthly Period and (b) the Class B
                                   Investor Default Amount, if any, for the related Monthly Period. The "Required
                                   Amount" for any Monthly Period shall mean the sum of (a) the Class A Required Amount and (b) the Class B Required Amount for such Monthly Period. "Excess Spread" for any Transfer Date will equal the sum of
                                   (a) the excess of (i) Class A Available
                                   Funds for the related Monthly Period over
                                   (ii) the sum of the amounts referred to in clauses (a), (b) and (c) in the definition of "Class A Required Amount" above and (b) the excess of (i) Class B Available Funds for the related Monthly Period over (ii) the sum of the amounts referred to in clauses (a)(i) and (ii) in the definition of "Class B Required Amount" above and (c)
                                   Collateral Available Funds (defined
                                   herein) for the related Monthly Period not used, if the Bank or an affiliate of the Bank is no longer the Servicer, to pay the Collateral Interest Servicing Fee, as described herein.

                                   If, on any Distribution Date, Excess
                                   Spread and Excess Finance Charge
                                   Collections allocable to the Offered
                                   Series are less than the Class A Required
                                   Amount, the amount, if any, available on deposit in the Cash Collateral Account will be used to fund the remaining Class A Required Amount. If such amount on deposit in the Cash Collateral Account is exhausted, Reallocated Principal
                                   Collections allocable first to the
                                   Collateral Interest and then to the Class
                                   B Certificateholders' Interest with
                                   respect to the related Monthly Period will be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to such Monthly Period are insufficient to fund the remaining Class A Required Amount for the related Distribution Date, then the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs (defined herein) and Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such deficiency (but not by more than the Class A Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs (defined below) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount, if any, for such Monthly Period over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Monthly Period). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (but not by more than the excess, if any, of the Class A Investor Default Amount for such Monthly Period over such reductions in the Collateral Invested Amount and the Class B Invested Amount with respect to such Monthly Period) (such reduction, a "Class A Investor Charge-Off"). If the Cash Collateral Account is exhausted and the Collateral Invested Amount and the Class B Invested Amount are reduced to zero, the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. See "Series Provisions-- Reallocation of Cash Flows" and "-- Defaulted Receivables; Investor
                                   Charge-Offs."

                                   If, on any Distribution Date, Excess
                                   Spread and Excess Finance Charge
                                   Collections allocated to the Offered
                                   Series not required to pay the Class A
                                   Required Amount or reimburse Class A
                                   Investor Charge-Offs is less than the
                                   Class B Required Amount, the amount, if
                                   any, available on deposit in the Cash
                                   Collateral Account not required to fund
                                   the Class A Required Amount will be used to fund the remaining Class B Required Amount. If such amount on deposit in the Cash Collateral Account is exhausted, Reallocated Principal Collections allocable to the Collateral Interest for the related Monthly Period not required to pay the Class A Required Amount will be used to fund the remaining Class B Required Amount. If such remaining Real-located Principal Collections allocable to the Collateral Interest with respect to such Monthly Period are insufficient to fund the remaining Class B Required Amount for such Distribution Date, then the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs, Reallocated Principal
                                   Collections and any adjustments made
                                   thereto for the benefit of the Class A
                                   Certificateholders) will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (but not by more than the excess, if any, of the Class B Investor Default Amount for such Monthly Period over such reduction in the Collateral Invested Amount with respect to such Monthly Period) (such reduction, a "Class B Investor Charge-Off"). In the event of a reduction of the Class A Invested Amount, the Class B Invested Amount or the Collateral Invested Amount, the amount of principal and interest available to fund payments with respect to the Class A Certificates and the Class B
                                   Certificates will be decreased. See "De-scription of the Certificates-- Reallocation of Cash Flows" and "-- Defaulted Receivables; Investor
                                   Charge-Offs."

Available Enhancement Amount..     The Cash Collateral Account and the
                                   Collateral Invested Amount constitute the
                                   Credit Enhancement for the Offered
                                   Certificates. On each Distribution Date, the amount of Credit Enhancement available to the holder of the Offered Certificates will equal the lesser of (a) the sum of the Collateral Invested Amount and the amount, if any, on deposit in the Cash
                                   Collateral Account (the "Available
                                   Enhancement Amount") and (b) the Required
                                   Enhancement Amount.  The "Required
                                   Enhancement Amount" with respect to any
                                   Distribution Date means, subject to
                                   certain limitations more fully described herein, (a) $__________ on the initial
                                   Distribution Date and (b) on any
                                   Distribution Date thereafter, an amount
                                   equal to the greater of (i) __% of the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount on such Distribution Date (in each case after taking into account deposits into the Principal Funding Account and payments to be made on such Distribution Date), and the Collateral Invested Amount on the prior Distribution Date after any adjustments made to the Collateral
                                   Invested Amount on such prior Distribution
                                   Date, and (ii) the sum of (A) the product of (I) $___________, (II) _% and (III) a fraction the numerator of which is the
                                   Available Cash Collateral Amount as of the immediately preceding Distribution Date and the denominator of which is the Total
                                   Enhancement as of such immediately
                                   preceding Distribution Date (in each
                                   case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding
                                   Distribution Date)  and (B) the product of
                                   (I) $___________, (II) _% and (III) a
                                   fraction the numerator of which is the
                                   Collateral Invested Amount  as of the
                                   immediately preceding Distribution Date
                                   and the denominator of which is the Total
                                   Enhancement as of such immediately
                                   preceding Distribution Date (in each
                                   case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding
                                   Distribution Date); provided, however, (x) if certain reductions in the Collateral
                                   Invested Amount occur or if a Pay Out
                                   Event occurs, the Required Enhancement
                                   Amount for such Distribution Date will
                                   equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such reduction or Pay Out Event; (y) in no event will the Required Enhancement Amount exceed the unpaid principal amount of the Offered
                                   Certificates as of the last day of the
                                   Monthly Period preceding such Distribution
                                   Date after taking into account payments to be made on such preceding Distribution
                                   Date and subtracting amounts then on
                                   deposit in the Principal Funding Account;
                                   and (z) the Required Enhancement Amount
                                   may be reduced at any time to a lesser
                                   amount if the Rating Agency Condition is satisfied. "Total Enhancement" means, on any date of determination, the sum of the Available Cash Collateral Amount and the
                                   Collateral Invested Amount.  See
                                   "Description of the Certificates--Cash
                                   Collateral Account; Required Enhancement
                                   Amount."

                                   If on any Distribution Date, the Available
                                   Enhancement Amount is less than the
                                   Required Enhancement Amount,  Excess
                                   Spread and Excess Finance Charge
                                   Collections, if available, will be used to
                                   increase the Collateral Invested Amount to
                                   the extent of certain prior unreimbursed
                                   reductions thereof and then deposited in
                                   the Cash Collateral Account to the extent
                                   of such shortfall.  If on any Distribution
                                   Date the Available Enhancement Amount
                                   equals or exceeds the required Enhancement
                                   Amount, any such Excess Spread and Excess
                                   Finance Charge Collections will first be
                                   deposited into the Reserve Account as
                                   described herein and second, to the extent
                                   available, be applied in accordance with
                                   the Loan Agreement and will not be
                                   available to the Certificateholders.
Reallocated Investor Finance
Charge Collections............     The Offered Certificates will be the first
                                   Series issued by the Trust in a Group of Series ("Group I"), constituting a
                                   Reallocation Group, which may be issued
                                   by the Trust from time to time.
                                   Collections of Finance Charge Receivables allocable to the investor certificates of each Series in Group I will be aggregated and made available for certain required distributions to all Series in Group I pro rata based upon the relative amount of such required distributions for each
                                   Series in Group I as described under
                                   "Description of the Pooling and Servicing
                                   Agreement--Reallocations Among
                                   Certificates of Different Series within a Reallocation Group" in the Prospectus.
                                   Consequently, any issuance of a new Series in Group I may have the effect of reducing or increasing the amount of collections of Finance Charge Receivables allocable to the Offered Certificates. See "Risk
                                   Factors--Issuance of New Series" in the
                                   Prospectus. In addition, it has not been determined whether any Series issued by the Trust in the future will be included in Group I.

Shared Principal Collections..     The Offered Series has been designated as
                                   a Principal Sharing Series. Collections of
                                   Principal Receivables and certain other
                                   amounts otherwise allocable to other
                                   Principal Sharing Series, if any, to the extent such collections are not needed to make payments to or deposits for the benefit of the certificateholders of such other Series, will be applied to cover principal payments due to or for the benefit of the holders of the Offered
                                   Certificates and the Collateral
                                   Interest. See "Description of the Pool-ing and Servicing Agreement--Shared
                                   Principal Collections" in the Prospectus.
                                   There can be no assurance that any Series issued by the Trust in the future will be designated a Principal Sharing Series.

Excess Finance Charge
Collections....................    The Offered Series has been designated as
                                   an Excess Allocation Series. See
                                   "Description of the Pooling and Servicing
                                   Agreement--Sharing of Excess Finance
                                   Charge Collections Among Excess Allocation
                                   Series" in the Prospectus. There can be no assurance that any Series issued by the Trust in the future will be designated an Excess Allocation Series.

Optional Repurchase...........     The Offered Certificateholders' Interest
                                   and the Collateral Interest will be
                                   subject to optional repurchase by the
                                   Transferor on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral
                                   Invested Amount, if any, is reduced to an amount which is not more than $________ (10% of the Initial Invested Amount). The purchase price will be equal to the sum of the Class A Invested Amount and the Class
                                   B Invested Amount (less the Principal
                                   Funding Account Balance, if any), the
                                   Collateral Invested Amount, if any, and
                                   accrued and unpaid interest on the Offered
                                   Certificates and the Collateral Interest
                                   (and accrued and unpaid interest with
                                   respect to interest amounts that were due but not paid on a prior Interest Payment
                                   Date) through the day preceding such
                                   Distribution Date.

Stated Series Termination Date     The Distribution Date. See "Series
                                   Provisions -- Series Termination."

Trustee.......................     The Bank of New York, in its capacity as
                                   Trustee under the Pooling and Servicing
                                   Agreement.

Tax Status....................     Special tax counsel to the Transferor is
                                   of the opinion that under existing law the Offered Certificates will be characterized as debt for federal income tax purposes.
                                   Under the Pooling and Servicing
                                   Agreement, the Certificate Owners will
                                   agree to treat the Offered Certificates as debt of the Transferor for federal income tax purposes. See "U.S. Federal Income Tax
                                   Consequences" in the Prospectus for
                                   additional information concerning the
                                   application of federal income tax laws.

ERISA Considerations..........     Subject to the considerations described
                                   below, the Class A Certificates are
                                   eligible for purchase by employee benefit plan investors. Under a regulation issued by the Department of Labor, the Trust's assets would not be deemed "plan assets" of an employee benefit plan holding the Class A Certificates if certain conditions are met, including that the Class A
                                   Certificates must be held, upon completion of the public offering made hereby, by at least 100 investors who are independent of the Transferor and of one another. The
                                   Class A Underwriters expect that the Class
                                   A Certificates will be held by at least
                                   100 independent investors at the
                                   conclusion of the offering, although no
                                   assurance can be given, and no monitoring or other measures will be taken to ensure, that such condition will be met with respect to the Class A Certificates. The
                                   Transferor anticipates that the other
                                   conditions of the regulation will be met.
                                   If the Trust's assets were deemed to be
                                   "plan assets" of an employee benefit plan investor (e.g., if the 100 independent investor criterion is not satisfied), violations of the "prohibited transac-tion" rules of the Employee Retirement
                                   Income Security Act of 1974, as amended
                                   ("ERISA"), could result and generate
                                   excise tax and other liabilities under
                                   ERISA and Section 4975 of the Internal
                                   Revenue Code of 1986 as amended (the
                                   "Code"), unless a statutory, regulatory or administrative exemption is available. It is uncertain whether existing exemptions from the "prohibited transaction" rules of ERISA would apply to all transactions involving the Trust's assets. Accordingly, fiduciaries or other persons contemplating purchasing the Offered Certificates on behalf or with "plan assets" of any employee benefit plan should consult their counsel before making a purchase. See
                                   "ERISA Considerations" in the Prospectus.

                                   The Class B Underwriters currently do not expect that the Class B Certificates will be held by at least 100 independent investors and, therefore, do not expect that such Class B Certificates will qualify as publicly offered securities under the regulation referred to in the preceding paragraph. Accordingly, the Class B Certificates may not be acquired by (a) any employee benefit plan that is subject to ERISA, (b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Code, or
                                   (c) any entity whose underlying assets
                                   include "plan assets" under the regulation by reason of any such plan's investment in the entity. By its acceptance of a Class B Certificate, each Class B Certificate-holder will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

Class A Certificate Rating....     It is a condition to the issuance of the
                                   Class A Certificates that they be rated in the highest rating category by at least one nationally recognized rating agency.
                                   The rating of the Class A Certificates is based primarily on the value of the Receivables, the terms of the Class B
                                   Certificates and the benefits of the
                                   Collateral Interest, the Yield Supplement
                                   Account and the Cash Collateral Account.
                                   See "Risk Factors--Limited Nature of
                                   Rating" in the Prospectus.

Class B Certificate Rating....     It is a condition to the issuance of the
                                   Class B Certificates that they be rated in one of the three highest rating categories by at least one nationally recognized rating agency. The rating of the Class B
                                   Certificates is based primarily on the
                                   value of the Receivables and the benefits of the Collateral Interest, the Yield
                                   Supplement Account and the Cash Collateral
                                   Account.  See "Risk Factors-- imited
                                   Nature of Rating" in the Prospectus.


                                RISK FACTORS

     Potential investors should consider the risk factors discussed under "Risk Factors" in the Prospectus and the following risk factors in connection with the purchase of the Offered Certificates.

     Limited Amounts of Credit Enhancement. Although Credit Enhancement with respect to the Class A Certificates will be provided by the subordination of the Class B Certificates to the extent described herein, by the Collateral Interest, Yield Supplement Account and the Cash Collateral Account, and with respect to the Class B Certificates, will be provided by the Collateral Interest, Yield Supplement Account and the Cash Collateral Account, the amount available thereunder is limited, may decline during the Controlled Accumulation Period and will be reduced by payments made pursuant thereto. If the Available Enhancement Amount has been reduced to zero, Class B Certificateholders will bear directly the credit and other risks associated with their undivided interests in the Trust and the Class B Invested Amount may be reduced. If the Class B Invested Amount is reduced to zero, Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. Further, in the event of a reduction of the Class B Invested Amount or the Available Enhancement Amount, the amount of principal and interest available to make distributions with respect to the Class A Certificates and the Class B Certificates may be reduced.

     Effect of Subordination of Class B Certificates; Principal Payments. The Class B Certificates are subordinated in right of payment of principal to the Class A Certificates. Payments of principal in respect of the Class B Certificates will not commence until after the final principal payment with respect to the Class A Certificates has been made as described herein. Moreover, the Class B Invested Amount is subject to reduction if the Class A Required Amount for any Monthly Period is greater than zero and is not funded from Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, amounts available on deposit in the Cash Collateral Account not required to fund the Class A Required Amount, Reallocated Principal Collections with respect to the Collateral Interest and reductions in the Collateral Invested Amount, if any. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocable to the Class B Certificateholders' Interest in future Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal and interest distributable to the Class B Certificateholders will be reduced. See "Series Provisions -- Allocation Percentages" and "-- Subordination of the Class B Certificates and the Collateral Interest" herein. If the Class B Invested Amount is reduced to zero, the holders of the Class A Certificates will bear directly the credit and other risks associated with their undivided interest in the Trust.


                          MATURITY CONSIDERATIONS

     The Pooling and Servicing Agreement and the Supplement for the Offered Series (the "Offered Series Supplement") provide that the Class A Certificateholders will not receive payments of principal until the Class A Scheduled Distribution Date, or earlier in the event of a Pay Out Event which results in the commencement of the Early Amortization Period. Class A Certificateholders will receive payments of principal on each Distribution Date following the Monthly Period in which a Pay Out Event occurs until the Class A Invested Amount has been paid in full or the Stated Series Termination Date has occurred. The Class B Certificateholders will not receive payments of principal until the Class B Scheduled Payment Date, or earlier in the event of a Pay Out Event which results in the commencement of the Early Amortization Period, but not until the Class A Invested Amount has been paid in full. The Class B Certificateholders will not begin to receive payments of principal until the final principal payment on the Class A Certificates has been made.

     On each Distribution Date during the Controlled Accumulation Period, amounts equal to the least of (a) Available Principal Collections (see "Series Provisions -- Principal Payments") for the related Monthly Period on deposit in the Collection Account, (b) the Controlled Deposit Amount, which is equal to the sum of the Controlled Accumulation Amount for such Monthly Period and any Deficit Controlled Accumulation Amount (both as defined under "Series Provisions -- Application of Collections -- Payments of Principal") and (c) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount (prior to any deposits on such day) will be deposited in the Principal Funding Account for the Offered Series held by the Trustee (the "Principal Funding Account") until the principal amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance") equals the sum of the Class A Invested Amount and the Class B Invested Amount or the first Distribution Date with respect to the Early Amortization Period. After the Class A Invested Amount has been paid in full, or following the first Distribution Date on which the Principal Funding Account Balance has increased to the Class A Invested Amount, Available Principal Collections, to the extent required will be distributed to the Class B Certificateholders on each Distribution Date beginning, during the Controlled Accumulation Period, on the Class B Scheduled Payment Date, until the earlier of the Distribution Date on which the Class B Invested Amount has been paid in full and the Stated Series Termination Date. Amounts in the Principal Funding Account are expected to be available to pay the Class A Invested Amount on the Class A Scheduled Payment Date. After payment of the Class A Invested Amount in full, Available Principal Collections are expected to be available to pay the Class B Invested Amount on the Class B Scheduled Payment Date. Although it is anticipated that collections of Principal Receivables will be available on each Distribution Date during the Controlled Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that the Class A Invested Amount will be paid to the Class A Certificateholders on the Class A Scheduled Distribution date and that the Class B Invested Amount will be paid to the Class B Certificateholders on the Class B Scheduled Distribution date, respectively, no assurance can be given in this regard. See "Series Provisions -- Principal Payments" for a discussion of the circumstances under which the commencement of the Controlled Accumulation Period may be delayed.

     The Transferor may, at or after the time at which the Controlled Accumulation Period commences for the Offered Series, cause the Trust to issue another Series (or some portion thereof, to the extent that the full principal amount of such other Series is not otherwise outstanding at such time) as a Paired Series with respect to the Offered Series to be used to finance the increase in the Transferor Amount caused by the accumulation of principal in the Principal Funding Account with respect to the Offered Series. Although no assurances can be given as to whether such other Series will be issued and, if issued, the terms thereof, the outstanding principal amount of such Series may vary from time to time (whether or not a Pay Out Event occurs with respect to the Offered Certificates), and the interest rate with respect to certificates of such other Series may be established on its date of issuance and may be reset periodically. Further, since the terms of the Offered Certificates will vary from the terms of such other Series, the Pay Out Events or Reinvestment Events with respect to such other Series will vary from the Pay Out Events with respect to the Offered Series and may include Pay Out Events or Reinvestment Events which are unrelated to the status of the Transferor or the Servicer or the Receivables, such as Pay Out Events or Reinvestment Events related to the continued availability and rating of certain providers of Series Enhancement to such other Series. If a Pay Out Event or Reinvestment Event does occur with respect to any such Paired Series prior to the payment in full of the Offered Certificates, the final payment of principal to the Series Certificateholders may be delayed.

     Should a Pay Out Event occur with respect to the Offered Certificates and the Early Amortization Period commence, any amount on deposit in the Principal Funding Account will be paid to the Class A Certificateholders on the Distribution Date in the month following the commencement of the Early Amortization Period and the Class A Certificateholders will be entitled to receive Available Principal Collections on each Distribution Date with respect to such Early Amortization Period as described herein until the Class A Invested Amount has been paid in full or until the Stated Series Termination Date occurs. After the Class A Invested Amount has been paid in full and if the Stated Series Termination Date has not occurred, Available Principal Collections will be paid to the Class B Certificates on each Distribution Date until the earlier to occur of the date on which the Class B Invested Amount has been paid in full and the Stated Series Termination Date.

     Should a Pay Out Event occur with respect to the Offered Certificates and the Early Amortization Period commence, any amount on deposit in the Special Funding Account will be released and treated as Shared Principal Collections to the extent needed to cover principal payments due to or for the benefit of any Series, including the Offered Series, entitled to the benefits of Shared Principal Collections. See "Description of the Certificates -- Pay Out Events and Reinvestment Events" in the Prospectus and "Series Provisions -- Pay Out Events" herein.

     The ability of the Class A Certificateholders and the Class B Certificateholders to receive payments of principal on the Class A Scheduled Payment Date and on the Class B Scheduled Payment Date, respectively, depends on the payment rates on the Receivables, the amount of outstanding Receivables, delinquencies, charge-offs and new borrowings on the Accounts, the potential issuance by the Trust of additional Series and the availability of Shared Principal Collections. Monthly payment rates on the Receivables may vary because, among other things, cardholders may fail to make required minimum payments, may only make payments as low as the minimum required amount or may make payments as high as the entire outstanding balance. Monthly payment rates may also vary due to seasonal purchasing and payment habits of cardholders and to changes in any terms of rebate programs in which cardholders participate. See the table entitled "Cardholder Monthly Payment Rates -- Bank Portfolio" under "The Bank Portfolio -- Payment Rates" herein. The Transferor cannot predict, and no assurance can be given, as to the cardholder monthly payment rates that will actually occur in any future period, as to the actual rate of payment of principal of the Offered Certificates or whether the terms of any subsequently issued Series might have an impact on the amount or timing of any such payment of principal. See "Risk Factors -- Generation of Additional Receivables; Dependency on Cardholder Repayments" and "Description of the Pooling and Servicing Agreement -- Shared Principal Collections" in the Prospectus.

     In addition, the amount of outstanding Receivables and the delinquencies, charge-offs and new borrowings on the Accounts may vary from month to month due to seasonal variations, the availability of other sources of credit, legal factors, general economic conditions and spending and borrowing habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio, and thus the rate at which the Series Certificateholders could expect to receive payments of principal on their Certificates during the Early Amortization Period or the rate at which the Principal Funding Account could be funded during the Controlled Accumulation Period, will be similar to the historical experience set forth in the table entitled "Cardholder Monthly Payment Rates -- Bank Portfolio" under "The Bank Portfolio -- Payment Rates" herein. As described under "Series Provisions -- Principal Payments," the Transferor may shorten the Accumulation Period and, in such event, there can be no assurance that there will be sufficient time to accumulate all amounts necessary to pay the Class A Invested Amount and the Class B Invested Amount on the Class A Scheduled Payment Date and on the Class B Scheduled Payment Date, respectively. In addition, the Trust, as a master trust, may issue additional Series from time to time, and there can be no assurance that the terms of any such Series might not have an impact on the timing or amount of payments received by the Series Certificateholders. Further, if a Pay Out Event occurs, the average life and maturity of the Class A Certificates and the Class B Certificates could be significantly reduced.

     Due to the reasons set forth above, there can be no assurance that deposits in the Principal Funding Account will be made on or prior to the Class A Scheduled Payment Date in an amount sufficient to pay the Class A Invested Amount to the Class A Certificateholders on the Class A Scheduled Payment Date, or that the amount remaining in the Principal Funding Account following payment in full of the Class A Certificates together with Available Principal Collections will be sufficient to pay the Class B Invested Amount in full on the Class B Scheduled Payment Date or that the actual number of months elapsed from the date of issuance of the Class A Certificates and Class B Certificates to their respective final Distribution Dates will equal the expected number of months. See "Risk Factors -- Generation of Additional Receivables; Dependency on Cardholder Repayments" in the Prospectus.


                             THE BANK PORTFOLIO

General

     The Transferor has identified a pool of consumer revolving credit card accounts serviced by the Bank (the "Bank Portfolio"), from which the Receivables included in the Trust (the "Trust Portfolio") were selected based upon the eligibility criteria specified in the Pooling and Servicing Agreement applied as of the Initial Cut-Off Date. The Trust Portfolio does not include the Accounts of relationship customers in Massachusetts, Rhode Island, northern Connecticut and southern New Hampshire. Additional Accounts may be designated from time to time and Receivables arising therein will be included in the Trust on and after their respective cut-off dates. See "Risk Factors -- Addition of Trust Assets" in the Prospectus for a description of applicable eligibility criteria. Set forth below is certain information with respect to the Bank Portfolio. See "Credit Card Activities" and "The Accounts" in the Prospectus. Because the Trust's assets consist primarily of Receivables generated from Accounts originated since August 1995, the historical information set forth below with respect to the Bank Portfolio may not be indicative of the performance of the Bank Portfolio as the Receivables and the Accounts mature. There can be no assurance that the yield, loss and delinquency experience with respect to the Receivables will be comparable to that set forth below with respect to the entire Bank Portfolio.

Loss and Delinquency Experience

      The following tables set forth the loss and delinquency experience for the Bank Portfolio for each of the periods shown.



                                       Loss Experience for the Bank Portfolio
                                              (Dollars in Thousands)

                                                                                                 One
                Quarter               Quarter Ended               Year       Quarter Ended       Month
                 Ended    ---------------------------------       Ended    ----------------      Ended

                Dec.      March     June     Sept.     Dec. 31,  Dec. 3    March     June       July 31,
                31, 1995  31, 1996  30, 1996 30, 1996    1996      1996    31, 1997  30, 1997     1997
                -------   -------   -------  -------   --------  -------   --------  --------   -------
Average
Receivables
Outstanding(1).
Total Net
Charge-
Offs(2) .......
Total Net
Charge-Offs as
a Percentage
of Average
Receivables
Outstanding(3).

----------

(1) Average Receivables Outstanding ("Average Receivables Outstanding") is calculated by determining the daily average of outstanding account balances for each month during the period indicated and then dividing the sum of such daily averages for such months by the number of months in such period.

(2) Gross Charge-Offs are Total Principal Charge-Offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods, customer disputes or other miscellaneous credit adjustments. Net Charge-Offs are Gross Charge-Offs less recoveries.

(3) The percentage reflected for the periods shown above, other than the year ended December 31, 1996, are annualized figures.


                           Delinquencies as a Percentage of the Bank Portfolio
                                        (Dollars in Thousands)

                                                             Quarter Ended
              Quarter Ended   ----------------------------------------------------------------------------------

                 Dec. 31, 1995       March 31, 1996      June 30, 1996      Sept. 30, 1996      Dec. 31, 1996
            --------------------   -----------------  ------------------  ------------------  ------------------
                         Percent             Percent-            Percent-            Percent-            Percent-
                         age of              age of               age of             age of              age of
               Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-
                ables     ables     ables     ables     ables     ables     ables     ables    ables      ables
             Outstand-  Outstand-  Outstand- Outstand- Outstand- Outstand- Outstand- Outstand- Outstand- Outstand-
                ing        ing        ing       ing       ing       ing       ing       ing       ing       ing
             _________  _________  _________ _________ _________ _________ _________ _________ _________ _________
Receivables
Out-
standing(1)
Receivables
De-
linquent:
35-64 Days
65-94 Days
95 Days
or More...
Total.....


                                            Quarter Ended
              Quarter Ended   ------------------------------------------   One Month Ended
                 Dec. 31, 1996       March 31, 1997      June 30, 1997       July 31, 1997
            --------------------   -----------------  ------------------  ------------------
                         Percent             Percent-            Percent-            Percent-
                         age of              age of               age of             age of
               Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-   Receiv-
                ables     ables     ables     ables     ables     ables     ables     ables
             Outstand-  Outstand-  Outstand- Outstand- Outstand- Outstand- Outstand- Outstand-
                ing        ing        ing       ing       ing       ing       ing       ing
             _________  _________  _________ _________ _________ _________ _________ _________

Receivables
Outstanding(1)
Receivables
Delinquent:
35-64 Days.
65-94 Days.
95 Days or
More.......
Total......

----------

(1) The Receivables Outstanding in the Accounts consist of all amounts due from cardholders as posted to the Accounts.


[Discuss significant trends in loss and delinquency tables]

Revenue Experience

      The revenues for the Bank Portfolio from finance charges and fees billed to cardholders and Interchange are set forth in the following table for each of the periods shown.

      The historical revenue figures in the tables include interest on purchases and cash advances and fees accrued during the cycle. Cash collections on the receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of finance charges and fees may exceed cash payments as amounts collected on credit card receivables lag behind amounts billed to cardholders. Conversely, as delinquencies decrease, cash payments may exceed billings of finance charges and fees as amounts collected in a current period may include amounts billed during prior periods. Revenues from finance charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases and changes in the level of delinquencies on the receivables. See "Risk Factors" in the Prospectus. See also "-- Loss and Delinquency Experience" for a description of factors that have affected the revenue experience for the Bank Portfolio.

                         Revenue Experience for the Bank Portfolio
                                  (Dollars in Thousands)

                                                                                                  One
                Quarter               Quarter Ended                Year        Quarter Ended     Month
                 Ended    ---------------------------------        Ended   -------------------   Ended
                   Dec.     March     June     Sept.   Dec. 31,     Dec.     March      June    July 31,
                31, 1995  31, 1996  30, 1996 30, 1996    1996     31, 1996 31, 1997   30, 1997    1997
                -------   -------   -------  -------   --------   -------- --------   --------  --------
Average
Receivables
Outstanding(1).
Total Finance
Charges and
Fees Billed(2).
Interchange(3)..
Total   Finance
Charges     and
Fees Billed....
Average
Revenue
Yield(4)(5)....

----------

(1) Average Receivables Outstanding is calculated by determining the daily average of outstanding account balances for each month during the period indicated and then dividing the sum of such daily averages for such months by the number of months in such period.

(2) Total Finance Charges and Fees Billed are comprised of periodic finance charges, cash advance fees, annual membership fees and other charges.

(3) Interchange represents revenue attributable to Interchange received during the period indicated. The amount of Interchange allocable to each period indicated above has been estimated.

(4) Average Revenue Yield is the result of dividing Total Finance Charges and Fees Billed and Interchange by the Average Receivables
      Outstanding during the period indicated.

(5) The percentage reflected for the periods show above, other than the year ended December 31, 1996, are annualized figures.

      The revenues for the Bank Portfolio shown in the tables above are related to finance charges, together with fees, billed to holders of the accounts and Interchange. The revenues related to finance charges depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and paying off credit card account balances over several months as opposed to convenience use, where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding finance charges on purchases, and upon other services of which cardholders choose to avail themselves and which are paid for by the use of the card. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the Account Owners on the accounts in the Bank Portfolio and on whether such accounts are nonpremium or premium credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and on the respective percentages of the receivable balances of nonpremium and premium credit card accounts. Revenues could be adversely affected by future changes in the charges and fees assessed by the Account Owners and other factors. See "Certain Legal Aspects of the Receivables -- Consumer Protection Laws" in the Prospectus. Neither the Servicer nor any of its affiliates has any basis to predict how any future changes in the usage of the accounts by cardholders or in the terms of accounts may affect the revenue for the Bank Portfolio.

Interchange

      The Transferor will be required, pursuant to the terms of the Offered Series Supplement, to transfer to the Trust for the benefit of the Offered Series, a percentage of the Interchange attributed to cardholder charges for goods and services in the Accounts. Interchange arising under the Accounts will be allocated to the Offered Series on the basis of the Series Allocation Percentage for the Offered Series of the amount of Interchange attributable to the Accounts, as reasonably estimated by the Transferor. MasterCard and VISA may from time to time change the amount of Interchange reimbursed to banks issuing their credit cards. Interchange will be treated as a portion of Series Allocable Finance Charge Collections for the purposes of allocating collections of Finance Charge Receivables, making required monthly payments, and calculating the Portfolio Yield. See "Credit Card Activities -- Interchange" in the Prospectus.

      In the future, subject to certain requirements contained in the Offered Series Supplement and the Pooling and Servicing Agreement, the Transferor may, in lieu of transferring Interchange to the Trust as set forth above, allocate Interchange to the Trust and the Offered Series by treating a percentage of collections of the Principal Receivables (whether arising from cardholder charges for goods and services or cash advances), as collections of Finance Charge Receivables approximately equivalent to the then current Interchange on the credit card accounts in the Bank Portfolio (subject to adjustment at the option of the Transferor upon the satisfaction of certain conditions as described in the Prospectus under "Description of the Pooling and Servicing Agreement -- Discount Option").

Payment Rates

      The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. For the highest and lowest monthly payment rates, the numerator of the fraction is equal to all payments from cardholders as posted to the accounts during the applicable month and the denominator is equal to the Average Receivables Outstanding for such month. For the monthly average payment rate, the numerator of the fraction is equal to all payments from cardholders as posted to the accounts during the indicated period divided by the number of months in the period, and the denominator is equal to the Average Receivables Outstanding. See "--Loss and Delinquency Experience" for a description of factors that have affected the payment rates for the Bank Portfolio.


                             Cardholder Monthly Payment Rates
Bank Portfolio

                                                                                                 One
           Quarter                 Quarter Ended                  Year     Quarter Ended        Month
             Ended   -----------------------------------------   Ended    ------------------    Ended
           Dec. 31,    March     June 30,   Sept.     Dec. 31,  Dec. 31,   March     June 30,   July 31,
             1995    31, 1996     1996    30, 1996     1996      1996     31, 1997    1997       1997
           --------  --------   --------  --------   --------  --------   --------  --------   --------
Lowest
month....
Highest
month....
Monthly
average..



                              THE RECEIVABLES

      The Receivables in the Trust Portfolio as of _____ __, 1997, included $________ of Principal Receivables and $_______ of Finance Charge Receivables. The Accounts had an average total receivables balance of $____ and an average credit limit of $_____. The percentage of the aggregate total receivables balance to the aggregate total credit limit was ___%. The average age of the Accounts was approximately ___ months. As of _____ __, 1997, all of the Accounts in the Trust Portfolio were VISA or MasterCard credit card accounts, of which ___% were non-premium accounts and ___% were premium accounts, and the total receivables balances of non-premium accounts and premium accounts, as a percentage of the total receivables, were ___% and ___%, respectively. Approximately ___%, ___%, ___%, ___% and ___% of the Receivables related to cardholders having billing addresses in [New York, Florida, Texas and New Jersey], respectively. Not more than ___% of the Receivables related to cardholders having billing addresses in any other single state.

      The following tables summarize the Trust Portfolio by various criteria as of _____ __, 1997. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any time subsequent to _____ __, 1997. References to "Receivables Outstanding," "Receivables" and to "total receivables" in the preceding paragraph and in the following tables include Finance Charge Receivables and Principal Receivables.

                       Composition by Account Balance
                              Trust Portfolio

                                   Percentage
                                   of Total               Percentage
                                     Number                 of Total  s
 Account Balance         Number of     of     Receivables  Receivables
      Range              Accounts   Accounts  Outstanding  Outstanding
----------------        --------- ---------- -----------  -----------

Credit Balance........
No Balance............
$  0.01--$5,000.00....
$
5,000.01--$10,000.00
$10,000.01--$15,000.00
$15,000.01--$20,000.00
$20,000.01--$25,000.00
$25,000.01--or
More..................
      TOTAL...........


                        Composition by Credit Limit
                              Trust Portfolio

                             Percentage                Percentage
                    Number    of Total                 of Total
                       of    Number of  Receivables   Receivables
Credit Limit Range  Accounts  Accounts  Outstanding   Outstanding
------------------  --------  --------  -----------   -----------
Less  than or equal
to $5,000.00
$ 5,000.01--
$10,000.00.........
$10,000.01--
$15,000.00.........
$15,000.01--
$20,000.00.........
$20,000.01--
$25,000.00.........
$25,000.01 or More.
      TOTAL........


                    Composition by Period of Delinquency
                              Trust Portfolio

                                   Percentage
                                    of Total                Percentage
 Period of Delinquency               Number                  of Total  s
 (Days Contractually    Number of     of       Receivables  Receivables
      Delinquent)       Accounts   Accounts    Outstanding  Outstanding
 ---------------------  ---------  ----------  -----------  -----------
Not Delinquent.......
Up to 34 Days........
35 -- 64 Days........
65 -- 94 Days........
95 or More Days......
      TOTAL..........



                         Composition by Account Age
                              Trust Portfolio

                                 Percentage
                                   of Total                 Percentage
                                    Number                   of Total
                      Number of      of       Receivables   Receivables
    Account Age       Accounts    Accounts    Outstanding   Outstanding
    -----------       ---------  ----------   -----------   -----------
Not More than 6
Months..............
Over 6 Months to 12
Months..............
Over 12 Months to
24 Months...........
Over 24 Months to
36 Months...........
Over 36 Months to
48 Months...........
Over 48 Months to
60 Months...........
Over 60 Months to
72 Months...........
Over 72 Months......
      TOTAL.........               100.0%                     100.0%
                                   =====                      =====



                              USE OF PROCEEDS

The net proceeds from the issuance of the Offered Certificates will be paid to the Transferor. The Transferor will use such proceeds to make initial deposits to the Yield Supplement Account and the Cash Collateral Account and to pay to the Bank the purchase price of the Receivables.


                                THE SERVICER

As of _____ 1997, the Bank had approximately $______ in total assets, approximately $_______ in total liabilities and approximately $_______ in shareholder's equity.


                             SERIES PROVISIONS

The Offered Certificates will be issued pursuant to the Pooling and Servicing Agreement and the Offered Series Supplement specifying the Principal Terms of the Certificates, the forms of which have been filed as exhibits to the Registration Statement of which the Prospectus and this Prospectus Supplement are a part. The following summary describes certain terms applicable to the Offered Certificates. Reference should be made to the Prospectus for additional information concerning the Offered Certificates and the Pooling and Servicing Agreement. See "Description of the Pooling and Servicing Agreement" in the Prospectus.

Interest Payments

      Interest on the Class A Certificates and the Class B Certificates will accrue from the Closing Date on the outstanding principal balance of the Class A Certificates and the Class B Invested Amount at the Class A Certificate Rate and Class B Certificate Rate, respectively. Interest will be distributed on _______ __, 1997, and on the __th day of each month thereafter, or if any such __th day is not a business day, the next succeeding business day (each, a "Distribution Date"), to the Series Certificateholders in whose names the Offered Certificates were registered at the close of business on the preceding Record Date. Interest for any Distribution Date will accrue from and including the preceding Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date. "Record Date" means, with respect to any Distribution Date, the business day preceding such Distribution Date, except that, with respect to any Definitive Certificates, Record Date means, with respect to any Distribution Date, the fifth day of the Monthly Period during which such Distribution Date occurs. Interest payments on the Offered Certificates with respect to each Distribution Date will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Interest payments with respect to the Class A Certificates for each Distribution Date will be calculated on the outstanding principal balance of the Class A Certificates as of the preceding Record Date (or in the case of the initial Distribution Date, on the Class A Initial Invested Amount). On each Distribution Date, Class A Available Funds for the related Monthly Period will be applied to pay Class A Monthly Interest and Class A Monthly Interest previously due but not paid to the Class A Certificateholders and any Class A Additional Interest. To the extent Class A Available Funds allocated to the Class A Certificateholders' Interest for such Monthly Periods are insufficient to pay such interest, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, amounts, if any, available on deposit in the Cash Collateral Account and Reallocated Principal Collections allocable first to the Collateral Invested Amount and then the Class B Invested Amount will be used to make such payments. "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (i) the Class A Floating Percentage of the sum of the Reallocated Investor Finance Charge Collections allocated to the Offered Certificates and the Collateral Interest with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charge Receivables allocable to the Offered Series in accordance with the Pooling and Servicing Agreement and the Offered Series Supplement) and the amounts withdrawn from the Yield Supplement Account on the related Distribution Date, (ii) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period, Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (iii) amounts, if any, to be withdrawn from the Reserve Account that must be included in Class A Available Funds pursuant to the Offered Series Supplement with respect to such Distribution Date.

      Interest payments with respect to the Class B Certificates for each Distribution Date will be calculated on the Class B Invested Amount as of the preceding Record Date (or in the case of the initial Distribution Date, on the Class B Initial Invested Amount). On each Distribution Date Class B Available Funds for the related Monthly Period will be applied to pay Class B Monthly Interest and Class B Monthly Interest previously due but not paid to the Class B Certificateholders and any Class B Additional Interest. To the extent Class B Available Funds allocated to the Class B Certificateholders' Interest for such Monthly Period are insufficient to pay such interest, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, amounts, if any, on deposit in the Cash Collateral Account and Reallocated Principal Collections allocable to the Collateral Invested Amount, in each case not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to make such payments. "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of the sum of the Reallocated Investor Finance Charge Collections allocated to the Offered Certificates and the Collateral Interest with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Pooling and Servicing Agreement) and the amounts withdrawn from the Yield Supplement Account on the related Distribution Date.

Principal Payments

      During the Revolving Period (which begins on the Series Cut-Off Date and ends on the day before the commencement of the Controlled Accumulation Period or, if earlier, the Early Amortization Period), no principal payments will be made to the Series Certificateholders. During the Controlled Accumulation Period (on or prior to the Class A Scheduled Payment Date), principal will be deposited in the Principal Funding Account as described below and on the Class A Scheduled Payment Date will be distributed to Class A Certificateholders up to the Class A Invested Amount and then to Class B Certificateholders up to the Class B Invested Amount. During the Early Amortization Period, which will begin upon the occurrence of a Pay Out Event, and until the Stated Series Termination Date occurs, principal will be paid first to the Class A Certificateholders until the Class A Invested Amount has been paid in full, and then to the Class B Certificateholders until the Class B Invested Amount has been paid in full. Unless a reduction in the Required Enhancement Amount has occurred, no principal payments will be made in respect of the Collateral Invested Amount until the final principal payment has been made to the Class A Certificateholders and the Class B Certificateholders.

      On each Distribution Date with respect to the Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount, until the Principal Funding Account Balance equals the sum of the Class A Invested Amount and the Class B Invested Amount. Amounts on deposit in the Principal Funding Account up to the Class A Invested Amount will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. If the amount on deposit in the Principal Funding Account on the Class A Scheduled Payment Date exceeds the Class A Invested Amount, the amount of such excess, up to the Class B Invested Amount will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the Class A Invested Amount has been paid in full, on each Distribution Date during the Controlled Accumulation Period, amounts equal to the lesser of (a) Available Principal Collections with respect to such Distribution Date and
(b) the Class B Invested Amount will be deposited in the Collection Account for distribution to the Class B Certificateholders until the Class B Invested Amount has been paid in full. Such amounts in the Collection Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date.

      If a Pay Out Event occurs with respect to the Offered Certificates during the Controlled Accumulation Period, the Early Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid first to the Class A Certificateholders on the first Distribution Date with respect to the Early Amortization Period and then, after the Class A Invested Amount is paid in full, to the Class B Certificateholders. After payment in full of the Class A Invested Amount, the Class B Certificateholders will be entitled to receive an amount equal to the Class B Invested Amount.

      "Available Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (1) an amount equal to the Principal Allocation Percentage of the Series Allocation Percentage of all collections of Principal Receivables received during such Monthly Period (minus the Reallocated Principal Collections, if any, used to fund the Required Amount), (2) any Shared Principal Collections with respect to other Principal Sharing Series that are allocated to the Offered Series, and (3) certain other amounts which pursuant to the Offered Series Supplement are to be treated as Available Principal Collections with respect to the related Distribution Date.

      The Controlled Accumulation Period is currently expected to commence at the close of business on ____________; however, the date on which the Controlled Accumulation Period actually commences may be delayed if the Controlled Accumulation Period Length (determined as described below) is less than twelve months. Beginning on the Determination Date immediately preceding the ____________ Distribution Date and on each Determination Date thereafter until the Controlled Accumulation Period actually commences, the Transferor will determine the "Controlled Accumulation Period Length" based on, among other things, the then current principal payment rate on the Accounts and the principal amount of Principal Sharing Series that are entitled to share principal with the Offered Series; provided, however, that the Controlled Accumulation Period Length will not be less than one month. If the Controlled Accumulation Period Length is less than twelve months, the Controlled Accumulation Period will commence no later than the close of business on ____________, and the number of months in the Controlled Accumulation Period will be equal to the Controlled Accumulation Period Length. The effect of the foregoing calculation is to reduce the Controlled Accumulation Period Length based on the invested amounts of other Principal Sharing Series that are scheduled to be in their revolving periods and thus scheduled to make Shared Principal Collections available to the Offered Series during the Controlled Accumulation Period. In addition, if the Controlled Accumulation Period Length shall have been determined to be less than 12 months and, after the date on which such determination is made, a Pay Out Event or Reinvestment Event (as those terms are defined in the Supplement for such Series) shall occur with respect to any outstanding Principal Sharing Series, the Controlled Accumulation Period will commence on the earlier of (i) the date that such Pay Out Event or Reinvestment Event shall have occurred with respect to such Series and (ii) the date on which the Controlled Accumulation Period is then scheduled to commence.

      On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount has been paid in full or the Stated Series Termination Date occurs, the holders of the Class A Certificates will be entitled to receive Available Principal Collections in an amount up to the Class A Invested Amount. After payment in full of the Class A Invested Amount, the holders of the Class B Certificates will be entitled to receive, on each Distribution Date, Available Principal Collections until the earlier of the date the Class B Invested Amount is paid in full and the Stated Series Termination Date. After payment in full of the Class B Invested Amount, the Collateral Interest Holder will be entitled to receive, on each Distribution Date, Available Principal Collections until the earlier of the date the Collateral Invested Amount is paid in full and the Stated Series Termination Date.

Subordination of the Class B Certificates and the Collateral Interest

      The Class B Certificateholders' Interest and the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class B Certificates. Certain principal payments otherwise allocable to the Class B Certificateholders may be reallocated to the Class A Certificateholders and the Class B Invested Amount may be reduced. Similarly, certain principal payments otherwise allocable to the Collateral Interest may be reallocated to the Class A Certificateholders and the Class B Certificateholders and the Collateral Invested Amount may be reduced. If the Collateral Invested Amount is reduced to zero and there are no funds on deposit in the Cash Collateral Account, holders of the Class B Certificates will bear directly the credit and other risks associated with their interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. If the Class B Invested Amount is reduced to zero, the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. In the event of a reduction in the Class A Invested Amount, the Class B Invested Amount or the Collateral Invested Amount, the amount of principal and interest available to fund payments with respect to the Class A Certificates and the Class B Certificates will be decreased. See "-- Allocation Percentages," "-- Reallocation of Cash Flows," "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections" below.

Allocation Percentages

      Pursuant to the Pooling and Servicing Agreement, the Servicer will allocate among the Offered Series and all other Series outstanding all collections of Finance Charge Receivables and Principal Receivables and the Defaulted Amount with respect to such Monthly Period as described under "Description of the Pooling and Servicing Agreement -- Allocations" in the Prospectus and, with respect to the Offered Series specifically, as described below.

      Pursuant to the Pooling and Servicing Agreement, during each Monthly Period, the Servicer will allocate to the Offered Series its Series Allocable Finance Charge Collections, Series Allocable Principal
Collections and Series Allocable Defaulted Amount.

      "Series Allocable Finance Charge Collections," "Series Allocable Principal Collections" and "Series Allocable Defaulted Amount" mean, with respect to the Offered Series and for any Monthly Period, the product of
(a) the Series Allocation Percentage for the Offered Series and (b) the amount of collections of Finance Charge Receivables deposited in the Collection Account, the amount of collections of Principal Receivables deposited in the Collection Account and the amount of all Defaulted Amounts with respect to such Monthly Period, respectively.

      "Series Allocation Percentage" means, with respect to the Offered Series and for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the sum of the Series Adjusted Invested Amount for the Offered Series as of the last day of the immediately preceding Monthly Period plus the Series Required Transferor Amount for the Offered Series as of the last day of the immediately preceding Monthly Period and the denominator of which is the Trust Adjusted Invested Amount plus the sum of all Series Required Transferor Amounts as of such last day.

      "Series Adjusted Invested Amount" means, with respect to the Offered Series and for any Monthly Period, the Series Invested Amount for the Offered Series, less the excess, if any, of all reductions in the Invested Amount (other than any reductions occasioned by payments of principal to the Series Certificateholders or to the Collateral Interest Holder) as of the last day of the preceding Monthly Period over the aggregate amount of any reimbursement of such reductions as of such last day.

      The Series Allocable Finance Charge Collections and the Series Allocable Defaulted Amount for the Offered Series with respect to any Monthly Period will be allocated to the Offered Certificates and the Collateral Interest based on the Floating Allocation Percentage and the remainder of such Series Allocable Finance Charge Collections and Series Allocable Defaulted Amount will be allocated to the Transferor's Interest. The "Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (a) the sum of the total amount of the Principal Receivables in the Trust as of such day (subject to adjustment to give effect to designations of Additional Accounts and Removed Accounts) (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and the principal amount on deposit in the Special Funding Account as of such day and (b) the Series Allocation Percentage.

      Investor Finance Charge Collections (which for any Monthly Period is equal to the product of the Floating Allocation Percentage and the Series Allocable Finance Charge Collections) will be reallocated among all Series in Group I as set forth in "Description of the Pooling and Servicing Agreement -- Reallocations Among Certificates of Different Series within a Reallocation Group" in the Prospectus. Reallocated Investor Finance Charge Collections allocated to the Offered Series and the Investor Default Amount will be further allocated between the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder in accordance with the Class A Floating Percentage, the Class B Floating Percentage and the Collateral Floating Percentage, respectively. The "Class A Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day (or, with respect to the first Monthly Period, the Initial Invested Amount). The "Class B Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Invested Amount at the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount). The "Collateral Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount).

      The Series Allocable Principal Collections for the Offered Series will be allocated to the Offered Certificates and the Collateral Interest based on the Principal Allocation Percentage and the remainder of such Series Allocable Principal Collections will be allocated to the Transferor's Interest. The "Principal Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount for the Offered Series as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and
(b) during the Controlled Accumulation Period or the Early Amortization Period, the Series Adjusted Invested Amount for the Offered Series as of the last day of the Revolving Period and the denominator of which is the product of (i) the sum of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (subject to adjustment to give effect to designations of Additional Accounts and Removed Accounts) and the principal amount on deposit in the Special Funding Account as of such last day (or, in the case of the first Monthly Period, the Closing Date) and (ii) the Series Allocation Percentage for the Offered Series as of the last day of the immediately preceding Monthly Period; provided, however, that because the Offered Certificates are subject to being paired with a future Series, if a Pay Out Event or a Reinvestment Event (as those terms are defined in the related Supplement) occurs with respect to a Paired Series during the Controlled Accumulation Period with respect to the Offered Series, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series and the Transferor shall have received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition and the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at the time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or lapse of time, would constitute a Pay Out Event, to occur with respect to the Offered Series.

      Such amounts so allocated to the Offered Certificates and the Collateral Interest will be further allocated to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder based on the Class A Principal Percentage, the Class B Principal Percentage and the Collateral Principal Percentage, respectively. The "Class A Principal Percentage" means, with respect to any Monthly Period (a) during the Revolving Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Class A Initial Invested Amount), and the denominator of which is equal to the Invested Amount as of such day (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of such day. The "Class B Principal Percentage" means, with respect to any Monthly Period,
(i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is the Invested Amount as of such day (or, in the case of the first Monthly Period, the Initial Invested Amount) and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of such day. The "Collateral Principal Percentage" means, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Collateral Initial Invested Amount) and the denominator of which is the Invested Amount as of such day (or in the case of the first Monthly Period, the Initial Invested Amount) and (ii) during the Controlled Accumulation Period or the Early Accumulation Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of such day.

      As used herein, the following terms have the meanings indicated:

            "Class A Invested Amount" for any date means an amount equal to
      (i) the Class A Initial Invested Amount, less (ii) the amount of principal payments made to holders of the Class A Certificates on or prior to such date, less (iii) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Distribution Dates prior to such date.

            "Class B Invested Amount" for any date means an amount equal to
      (i) the Class B Initial Invested Amount, less (ii) the amount of principal payments made to holders of the Class B Certificates on or prior to such date, less (iii) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, less (iv) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Required Amount with respect to such Distribution Dates (excluding any Reallocated Principal Collections that have resulted in a reduction of the Collateral Invested Amount), less (v) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates as described herein under "-- Defaulted Receivables; Investor Charge-Offs," plus (vi) the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (iii),
      (iv) and (v); provided, however, that the Class B Invested Amount may not be reduced below zero.

            "Class A Adjusted Invested Amount" for any date means an amount equal to the then current Class A Invested Amount less the funds on deposit in the Principal Funding Account (up to the Class A Invested Amount) on such date.

            "Class B Adjusted Invested Amount" for any date means an amount equal to the Class B Invested Amount less the funds on deposit in the Principal Funding Account in excess of the Class A Invested Amount on such date.

            "Collateral Invested Amount" for any date means an amount equal to (a) the Collateral Initial Invested Amount, less (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, less (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates, less (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates, less (e) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described under "-- Defaulted Receivables; Investor Charge-Offs," and plus (f) the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

            "Invested Amount" for any date means an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount on such date.

Principal Funding Account

      The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, the Principal Funding Account as a deposit account meeting the eligibility requirements specified in the Pooling and Servicing Agreement (an "Eligible Deposit Account") held for the benefit of the Series Certificateholders. During the Controlled Accumulation Period, the Servicer will transfer collections in respect of Principal Receivables, Shared Principal Collections allocated to the Offered Series and other amounts described herein to be treated in the same manner as collections of Principal Receivables from the Collection Account to the Principal Funding Account as described below under "-- Application of Collections."

      Unless a Pay Out Event has occurred with respect to the Offered Certificates, all amounts on deposit in the Principal Funding Account (the "Principal Funding Account Balance") on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. On each Distribution Date with respect to the Controlled Accumulation Period the interest and other investment income (net of investment expenses and losses) earned on such investments (the "Principal Funding Investment Proceeds") will be withdrawn from the Principal Funding Account and will be treated as a portion of Class A Available Funds. If such investments with respect to any such Distribution Date yield less than the Class A Certificate Rate, the Principal Funding Investment Proceeds with respect to such Distribution Date will be less than the Covered Amount for such Distribution Date. It is intended that any such shortfall will be funded from other Class A Available Funds (including a withdrawal from the Reserve Account, if necessary, as described below under "-- Reserve Account"). The Available Reserve Account Amount at any time will be limited and there can be no assurance that sufficient funds will be available to fund any such shortfall. The "Covered Amount" for any Distribution Date with respect to the Controlled Accumulation Period or the first Distribution Date with respect to the Early Amortization Period Date, means if such Distribution Date occurs prior to the payment in full of the Class A Invested Amount, an amount equal to one-twelfth of the product of
(i) the weighted average of the Class A Certificate Rate and the Class B Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

Reserve Account

      The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account for the benefit of the Class A Certificateholders and the Collateral Interest Holder (the "Reserve Account"). The Reserve Account is established to assure the subsequent distribution of interest on the Class A Certificates as provided in this Prospectus Supplement during the Controlled Accumulation Period. On each Distribution Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread and Excess Finance Charge Collections allocated to the Offered Series (in the order of priority described below under "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). In addition, on each such Distribution Date, the Transferor will have the option, but will not be required, to make a deposit in the Reserve Account to the extent that the amount on deposit in the Reserve Account, after giving effect to any Excess Spread and Excess Finance Charge Collections allocated and available to be deposited in the Reserve Account on such Distribution Date, is less than the Required Reserve Account Amount. The "Reserve Account Funding Date" will be the Distribution Date with respect to the Monthly Period that commences three months prior to the Distribution Date with respect to the first Monthly Period in the Controlled Accumulation Period, or such earlier date as the Transferor may determine. The "Required Reserve Account Amount" for any Distribution Date on or after the Reserve Account Funding Date will be equal to 0.5% of the Class A Invested Amount as of the preceding Distribution Date, or any other amount designated by the Transferor provided that the Transferor has received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition. On each Distribution Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Reserve Account on such Distribution Date, the Trustee will withdraw from the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and shall distribute such excess to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement.

      Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to the Offered Series.

      On or before each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, a withdrawal will be made from the Reserve Account, and the amount of such withdrawal will be deposited in the Collection Account and included in collections of Finance Charge Receivables in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Distribution Date and (b) the excess, if any, of the Covered Amount with respect to such Distribution Date over the Principal Funding Investment Proceeds with respect to such Distribution Date; provided that the amount of such withdrawal will be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Distribution Date. On each Distribution Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and the Required Reserve Account Amount for such Distribution Date.

      The Reserve Account will be terminated following the earlier to occur of (a) the termination of the Trust pursuant to the Pooling and Servicing Agreement, (b) the date on which the Offered Certificates are paid in full and (c) if the Controlled Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Offered Certificates or, if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement. Any amounts withdrawn from the Reserve Account and distributed to the Collateral Interest Holder as described above will not be available for distribution to the Class A Certificateholders.

Reallocation of Cash Flows

      With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class A Required Amount"), which will be equal to the amount, if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Outstanding Monthly Interest, (iii) any Class A Additional Interest, (iv) if the Bank or an affiliate of the Bank is no longer the Servicer, the Class A Servicing Fee for such Distribution Date and any unpaid Class A Servicing Fee and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds for the related Monthly Period. If the Class A Required Amount is greater than zero, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and available for such purpose will be used to fund the Class A Required Amount with respect to such Distribution Date. If such Excess Spread and Excess Finance Charge Collections are insufficient to fund the Class A Required Amount, the amounts, if any, available on deposit in the Cash Collateral Account will be used to fund the remaining Class A Required Amount. If such amounts on deposit in the Cash Collateral Account are insufficient to fund the remaining Class A Required Amount,collections of Principal Receivables allocable first to the Collateral Invested Amount and then to the Class B Certificates for the related Monthly Period ("Reallocated Principal Collections") will then be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period, together with Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, and the amounts, if any, available on deposit in the Cash Collateral Account are insufficient to fund the Class A Required Amount for such related Monthly Period, then the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections for which the Collateral Invested Amount was not reduced on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (but not by more than the excess of the Class A Investor Default amount, if any, for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reductions, if any, of the Collateral Invested Amount and the Class B Invested Amount with respect to such Distribution Date as described above). Any such reduction in the Class A Invested Amount will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. In such case, the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. See "-- Defaulted Receivables; Investor Charge-Offs" below.

      With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class B Required Amount"), which will be equal to the sum of (a) the amount, if any, by which the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Outstanding Monthly Interest, (iii) any Class B Additional Interest, and
(iv) if the Bank or an affiliate of the Bank is no longer the Servicer, the Class B Servicing Fee for such Distribution Date and any unpaid Class B Servicing Fee exceeds the Class B Available Funds for the related Monthly Period and (b) the Class B Investor Default Amount. If the Class B Required Amount is greater than zero, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to fund the Class B Required Amount with respect to such Distribution Date. If such Excess Spread and Excess Finance Charge Collections available with respect to such Distribution Date are less than the Class B Required Amount, the amounts, if any, available on deposit in the Cash Collateral Account not required to fund the Class A Required Amount will be used to fund the remaining Class B Required Amount. If such amounts on deposit in the Cash Collateral Account are insufficient to fund the remaining Class B Required Amount, Reallocated Principal Collections allocable to the Collateral Interest and not required to fund the Class A Required Amount for the related Monthly Period will then be used to fund the remaining Class B Required Amount. If such Reallocated Principal Collections allocable to the Collateral Interest with respect to the related Monthly Period are insufficient to fund the remaining Class B Required Amount, then the Collateral Invested Amount (after any adjustments made thereto for the benefit of the Class A Certificateholders) will be reduced by the amount of such insufficiency (but not by more than the Class B Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction of the Collateral Invested Amount), and the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interests in the Trust. See "-- Defaulted Receivables; Investor Charge-Offs" below.

      Reductions of the Class A Invested Amount or Class B Invested Amount shall thereafter be reimbursed and the Class A Invested Amount or Class B Invested Amount increased on each Distribution Date by the amount, if any, of Excess Spread and Excess Finance Charge Collections allocable and available to reimburse such amounts. See "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections" below. When such reductions of the Class A Invested Amount and Class B Invested Amount have been fully reimbursed, reductions of the Collateral Invested Amount shall be reimbursed to the extent of the full amount of any prior reduction thereof.

Application of Collections


      Payment of Fees, Interest and Other Items. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will apply the Class A Available Funds, Class B Available Funds and Collateral Available Funds (see "-- Interest Payments" above) on deposit in the Collection Account in the following priority:

            (A) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

            (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus any Class A Outstanding Monthly Interest, plus additional interest with respect to any such Class A Outstanding Monthly Interest at a rate equal to the Class A Certificate Rate plus 2% per annum (the "Class A Additional Interest"), will be distributed to holders of the Class A Certificates;

            (ii) if the Bank or an affiliate of the Bank is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer;

            (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date will be treated as a portion of Available Principal Collections for such Distribution Date; and

            (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as described under "-- Excess Spread; Excess Finance Charge Collections" below.

            (B) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

            (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Outstanding Monthly Interest, plus any additional interest with respect to any such Class B Outstanding Monthly Interest at a rate equal to the Class B Certificate Rate plus 2% per annum ("Class B Additional Interest"), will be distributed to the holders of the Class B Certificates;

            (ii) if the Bank or an affiliate of the Bank is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer; and

            (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as described under "-- Excess Spread; Excess Finance Charge Collections" below.

            (C) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

            (i) if the Bank or an affiliate of the Bank is no longer the Servicer, an amount equal to the Collateral Interest Servicing Fee for such Distribution Date, plus the amount of any Collateral Interest Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be paid to the Servicer; and

            (ii) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed or deposited as described under "-- Excess Spread; Excess Finance Charge Collections" below.

      "Class A Monthly Interest" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Record Date (or with respect to the initial Distribution Date, the Closing Date).

      "Class A Outstanding Monthly Interest" means, with respect to any Distribution Date, the amount of Class A Monthly Interest previously due but not paid to the Class A Certificateholders.

      "Class B Monthly Interest" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the close of business on the last day of the preceding Record Date (or with respect to the initial Distribution Date, the Closing Date).

      "Class B Outstanding Monthly Interest" means, with respect to any Distribution Date, the amount of Class B Monthly Interest previously due but not paid to the Class B Certificateholders.

      "Collateral Available Funds" means, with respect to any Monthly Period, an amount equal to the Collateral Floating Percentage of the sum of the Reallocated Investor Finance Charge Collections (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charge Receivables allocable to the Offered Series in accordance with the Pooling and Servicing Agreement and the Offered Series Supplement) and the amounts withdrawn from the Yield Supplement Account on the related Distribution Date.

      "Excess Spread" means, with respect to any Distribution Date, an amount equal to the sum of the amounts described in clause (A)(iv) above, clause (B)(iii) above and clause (C)(ii) above.

      Excess Spread; Excess Finance Charge Collections. On each Distribution Date, the Trustee, acting in accordance with the applicable monthly Servicer's Certificate, will apply Excess Spread and Excess Finance Charge Collections allocated to the Offered Series with respect to the related Monthly Period, to make the following distributions or deposits in the following priority:

            (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund any deficiency pursuant to clauses (i), (ii) and (iii) above under "-- Payment of Fees, Interest and Other Items" in such order of priority;

            (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Available Principal Collections for such Distribution Date as described under "-- Payments of Principal" below;

            (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date will be (I) used to fund any deficiency pursuant to clauses (B)(i) and (ii) above under "-- Payment of Fees, Interest and Other Items" in such order of priority and then (II) treated, up to the Class B Investor Default Amount, as a portion of Available Principal Collections for such Distribution Date;

            (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (iii), (iv) and (v) of the definition of "Class B Invested Amount" under "-- Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Available Principal Collections for such Distribution Date;

            (e) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, will be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement;

            (f) an amount equal to the Monthly Servicing Fee due but not paid to the Servicer on such Distribution Date or a prior
      Distribution Date shall be paid to the Servicer;

            (g) an amount equal to the Collateral Default Amount shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

            (h) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c),
      (d) and (e) of the definition of "Collateral Invested Amount" under "-- Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

            (i) an amount up to the excess, if any, of the Required Cash Collateral Amount over the amount that would otherwise remain in the Cash Collateral Account on such Distribution Date will be deposited into the Cash Collateral Account;

            (j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under "-- Reserve Account" above, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

            (k) an amount equal to the aggregate of any other amounts then required to be applied pursuant to the Loan Agreement among the Transferor, the Trustee, the Servicer and the Collateral Interest Holder (the "Loan Agreement") (to the extent such amounts are required to be applied pursuant to the Loan Agreement out of Excess Spread and Excess Finance Charge Collections) shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

            (l) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Excess Allocation Series or to the holders of the Transferor Certificates as described in "Description of the Pooling and Servicing Agreement -- Sharing of Excess Finance Charge Collections Among Excess Allocation Series" in the Prospectus.

      "Collateral Monthly Interest" means, with respect to any Distribution Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Collateral Rate and (ii) the Collateral Invested Amount as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Collateral Monthly Interest shall be equal to the interest accrued on the Collateral Initial Invested Amount at the Collateral Rate for the period from the Closing Date to but excluding the first Distribution Date.

      "Collateral Rate" means a rate specified in the Loan Agreement not to exceed one-month LIBOR plus [1.00]% per annum.

      "Collateral Additional Interest" means, with respect to any Distribution Date, additional interest with respect to Collateral Monthly Interest due but not paid to the Collateral Interest Holder on a prior Distribution Date at a rate equal to the Collateral Rate.

      Payments of Principal. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will distribute Available Principal Collections (see "-- Principal Payments" above) on deposit in the Collection Account in the following priority:

            (i) on each Distribution Date with respect to the Revolving Period, all such Available Principal Collections will be distributed or deposited in the following priority:

            (A) an amount equal to the Collateral Monthly Principal will be paid to the Collateral Interest Holder to be applied in accordance with the terms of the Loan Agreement; and

            (B) the balance will be treated as Shared Principal Collections and applied as described under "Description of the Pooling and Servicing Agreement -- Shared Principal Collections" in the
      Prospectus;

            (ii) on each Distribution Date with respect to the Controlled Accumulation Period, all such Available Principal Collections will be distributed or deposited in the following priority:

            (A) an amount equal to the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount will be deposited in the Principal Funding Account;

            (B) for each Distribution Date before the Class B Invested Amount is paid in full with respect to which a reduction in the Required Enhancement Amount has occurred, an amount equal to the Collateral Monthly Principal will be paid to the Collateral Interest Holder to be applied in accordance with the Loan Agreement;

            (C) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount will be paid to the Collateral Interest Holder to be applied in accordance with the Loan Agreement; and

            (D) for each Distribution Date, the balance, if any, of Available Principal Collections not applied pursuant to paragraphs
      (A) and (B) or (C) (as applicable) above will be treated as Shared Principal Collections and applied as described under "Description of the Pooling and Servicing Agreement -- Shared Principal Collections" in the Prospectus; and

            (iii) on each Distribution Date with respect to the Early Amortization Period, all such Available Principal Collections will be distributed as follows:

            (A) an amount up to the Class A Adjusted Invested Amount will be distributed to the Class A Certificateholders;

            (B) for each Distribution Date beginning on the Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Adjusted Invested Amount will be distributed to the Class B Certificateholders;

            (C) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount will be paid to the Collateral Interest Holder; and

            (D) for each Distribution Date, after giving effect to paragraphs (A), (B) and (C) above, an amount equal to the balance, if any, of such Available Principal Collections will be allocated to Shared Principal Collections and applied in accordance with the Pooling and Servicing Agreement.

      "Controlled Accumulation Amount" means for any Distribution Date with respect to the Controlled Accumulation Period, $________; provided, however, that, if the commencement of the Controlled Accumulation Period is delayed as described above under "-- Principal Payments," the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period may be different for each Distribution Date with respect to the Controlled Accumulation Period and will be determined by the Transferor in accordance with the Offered Series Supplement based on the principal payment rates for the Accounts and on the invested amounts of other Principal Sharing Series that are scheduled to be in their revolving periods and then scheduled to create Shared Principal Collections during the Controlled Accumulation Period.

      "Deficit Controlled Accumulation Amount" means (a) on the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited in the Principal Funding Account on such subsequent Distribution Date.

      "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

      "Collateral Monthly Principal" means (a) with respect to any Distribution Date relating to the Revolving Period, an amount equal to the lesser of (i) the excess, if any, of the sum of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Distribution Date and after giving effect to a y adjustments thereto for the benefit of the holders of the Offered Certificates on such Distribution Date) and the amount on deposit in the Cash Collateral Account (after giving effect to any deposits to be made therein or withdrawals to be made therefrom on such Distribution
Date) over the Required Enhancement Amount on such Distribution Date, and
(ii) the Available Principal Collections on such Distribution Date or (b) with respect to any Distribution Date relating to the Controlled Accumulation Period an amount equal to the lesser of (i) the excess, if any, of the sum of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Distribution Date and after giving effect to any adjustments thereto for the benefit of the holders of the Offered Certificates on such Distribution Date) and the amount on deposit in the Cash Collateral Account (after giving effect to any deposits to be made therein on such Distribution Date) over the Required Enhancement Amount on such Distribution Date, and (ii) the excess, if any, of (A) the Available Principal Collections on such Distribution Date over (B) the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount for such Distribution Date.

Yield Supplement Account

      The Offered Certificates will have the benefit of an account (the "Yield Supplement Account"), which will be held in the name of the Trustee for the benefit of the holders of the Offered Certificates. On the Closing Date, the Transferor will deposit $__________ (the "Initial Yield Supplement Deposit") into the Yield Supplement Account from the proceeds of the issuance of the Offered Certificates. On each Distribution Date, an amount equal to the Yield Supplement Draw Amount will be released and deposited into the Collection Account and will be treated as collections of Finance Charge Receivables allocable to the Offered Certificates. The Yield Supplement Account will not be replenished following the withdrawals of amounts on deposit therein on any Distribution Date. The "Yield Supplement Draw Amount" means ___% of the Initial Yield Supplement Deposit for the six Distribution Dates from and including the September ___, 1997 Distribution Date through and including the February ___, 1998 Distribution Date, and ___% of the Initial Yield Supplement Deposit for the six Distribution Dates from and including the March ___, 1998 Distribution Date through and including the August ___, 1998 Distribution Date. See "Description of the Certificates -- Yield Supplement Account."


Cash Collateral Account; Required Enhancement Amount

      The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account for the benefit of the holders of the Offered Certificates and the Collateral Interest Holder (the "Cash Collateral Account"). Amounts on deposit in the Cash Collateral Account are part of the Credit Enhancement for the Offered Certificates.

      The Cash Collateral Account will have an initial Available Cash Collateral Amount of $________. On each Distribution Date, the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") will be equal to the lesser of (i) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account on such Distribution
Date) and (ii) the Required Cash Collateral Amount. The "Required Cash Collateral Amount" means, on any date of determination, the Required Enhancement Amount less the Collateral Invested Amount, or any higher amount designated by the Transferor.

      The "Required Enhancement Amount" with respect to any Distribution Date means (a) $___________ on the initial Distribution Date and (b) on any Distribution Date thereafter, an amount equal to the greater of (i) ___% of the sum of the Class A Adjusted Invested Amount and the Class B Invested Amount on such Distribution Date, after taking into account deposits into the Principal Funding Account on such Distribution Date and payments to be made on such Distribution Date, and the Collateral Invested Amount on the prior Distribution Date after any adjustments made on such prior Distribution Date and (ii) the sum of (A) the product of (I) $__________,
(II) _% and (III) a fraction the numerator of which is the Available Cash Collateral Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement as of such immediately preceding Distribution Date (in each case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding Distribution Date) and (B) the product of (I) $_____________,
(II) __% and (III) a fraction the numerator of which is equal to the Collateral Invested Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement as of such immediately preceding Distribution Date (in each case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding Distribution Date); provided, however, (1) that if certain reductions in the Collateral Invested Amount are made or if a Pay Out Event occurs, the Required Enhancement Amount for such Distribution Date shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such reduction or Pay Out Event,
(2) in no event shall the Required Enhancement Amount exceed the unpaid principal amount of the Offered Certificates as of the last day of the Monthly Period preceding such Distribution Date after taking into account payments to be made on such Distribution Date and (3) the Required Enhancement Amount may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied. "Total Enhancement" means, on any date of determination, the sum of the Available Cash Collateral Amount and the Collateral Invested Amount.

      With respect to any Distribution Date, if the Available Enhancement Amount is less than the Required Enhancement Amount, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and available for such purposes will be allocated to increase the Collateral Invested Amount to the extent of certain prior unreimbursed reductions thereof and then deposited in the Cash Collateral Account to the extent of such shortfall. See "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections."

      All amounts on deposit in the Cash Collateral Account on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Cash Collateral Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Cash Collateral Account (to the extent the amount on deposit therein is less than the Required Cash Collateral Amount) or deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to the Offered Series.

      Under certain circumstances specified in the Loan Agreement, the Transferor will have the option to elect to deposit certain amounts held pursuant to the Loan Agreement into the Cash Collateral Account, which will result in a reduction of the Collateral Invested Amount. Any such election will have the effect of converting all or a portion of the Credit Enhancement in the form of the Collateral Interest into Credit Enhancement in the form of amounts on deposit in the Cash Collateral Account.

Defaulted Receivables; Investor Charge-Offs

      On each Determination Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, the product of (i) the Floating Allocation Percentage with respect to such Monthly Period and (ii) the Series Allocable Defaulted Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class A Certificates (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class B Certificates (the "Class B Investor Default Amount") in an amount equal to the product of the Class B Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. An amount equal to the Class A Investor Default Amount for each Monthly Period will be paid from Class A Available Funds, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, from amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount and from Reallocated Principal Collections, if applicable, and applied as described above in "-- Application of Collections -- Payment of Fees, Interest and Other Items." An amount equal to the Class B Investor Default Amount for each Monthly Period will be paid from Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, from amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount remaining after application thereof with respect to the Class A Required Amount and from Reallocated Principal Collections allocable to the Collateral Invested Amount, if applicable, and applied as described above under "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections."

      On each Distribution Date, if the Class A Required Amount for such Distribution Date exceeds the sum of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series, amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount and Reallocated Principal Collections, the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reductions, if any, of the Collateral Invested Amount and of the Class B Invested Amount with respect to such Distribution Date as described above (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the holders of the Class A Certificates. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series available for such purpose as described above under "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections."

      On each Distribution Date, if the Class B Required Amount for such Distribution Date exceeds the sum of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series and not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs, amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount not required to fund the Class A Required Amount and Reallocated Principal Collections allocable to the Collateral Interest and not required to fund the Class A Required Amount, then the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date and after giving effect with respect to any adjustments thereto as described in the preceding paragraph) will be reduced by the amount of such excess, but not by more than the lesser of the Class B Investor Default Amount and the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date and after giving effect with respect to any adjustments thereto as described in the preceding paragraph) for such Monthly Period. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Principal Collections in excess of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount. The Class B Invested Amount will thereafter be increased on any Distribution Date (but not by an amount in excess of the amount of such reductions in the Class B Invested Amount) by the amount of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series available for such purpose as described above under "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections."

      On each Distribution Date, if the Collateral Floating Percentage of the Investor Default Amount (the "Collateral Default Amount") for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series which is allocated and available to fund such amount as described under "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections," and amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount not required to fund the Class A Required Amount or the Class B Required Amount, the Collateral Invested Amount will be reduced by the amount of such excess but not more than the lesser of the Collateral Default Amount and the Collateral Invested Amount for such Distribution Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Collateral Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount or to the Class B Certificates to avoid a reduction in the Class B Invested Amount. The Collateral Invested Amount will thereafter be increased on any Distribution Date (but not by an amount in excess of the amount of such reductions in the Collateral Invested Amount) by the amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series allocated and available for that purpose as described under "-- Application of Collections -- Excess Spread; Excess Finance Charge Collections."

Paired Series

      The Offered Certificates may be paired with one or more other Series (each, a "Paired Series") at or after the commencement of the Controlled Accumulation Period. As funds are accumulated in the Principal Funding Account, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Offered Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to or deposited for the benefit of the Series Certificateholders after the Offered Certificates were paired with the Paired Series. The issuance of a Paired Series will be subject to the conditions described under "Description of the Pooling and Servicing Agreement -- New Issuances" in the Prospectus. There can be no assurance, however, that the terms of any Paired Series might not have an impact on the timing or amount of payments received by the Series Certificateholders. See "Risk Factors -- Issuance of New Series" and "Description of the Pooling and Servicing Agreement -- Paired Series" in the Prospectus.

Pay Out Events

      The "Pay Out Events" with respect to the Offered Certificates will include each of the following:

            (a) the occurrence of an Insolvency Event relating to the Transferor or the occurrence of certain events of insolvency with respect to the Bank unless, in the latter case, the Rating Agency Condition is satisfied with respect to the deletion of the Bank from this Pay Out Event;

            (b) the Trust becomes an investment company within the meaning of the Investment Company Act of 1940, as amended;

            (c) a failure on the part of the Transferor (i) to make any payment or deposit required under the Pooling and Servicing Agreement or the Offered Series Supplement within five business days after the day such payment or deposit is required to be made; or (ii) to observe or perform any other covenants or agreements of the Transferor set forth in the Pooling and Servicing Agreement or the Offered Series Supplement, which failure has a material adverse effect on the Series Certificateholders and which continues unremedied for a period of 60 days after written notice;

            (d) any representation or warranty made by the Transferor in the Pooling and Servicing Agreement or the Offered Series Supplement or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Series Certificateholders are materially and adversely affected; provided, however, that a Pay Out Event shall not be deemed to occur thereunder if the Transferor has repurchased the related Receivables or all such Receivables, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement;

            (e) a failure by the Transferor to make an Addition to the Trust within five business days after the day on which it is required to make such Addition pursuant to the Pooling and Servicing Agreement or the Offered Series Supplement;

            (f)  the occurrence of any Servicer Default;

            (g) a reduction of the average Series Adjusted Portfolio Yield for any three consecutive Monthly Periods to a rate less than the average of the Base Rates for such three Monthly Periods; and

            (h) the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the Pooling and Servicing Agreement or the Offered Series Supplement.

      Then, in the case of any event described in subparagraph (c), (d) or
(f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Offered Certificates evidencing more than 50% of the aggregate unpaid principal amount of Offered Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Series Certificateholders) may declare that a Pay Out Event has occurred with respect to the Offered Series as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (e), (g) or (h), a Pay Out Event shall occur with respect to the Offered Series without any notice or other action on the part of the Trustee immediately upon the occurrence of such event.

      For purposes of the Pay Out Event described in clause (g) above, the terms "Base Rate" and "Series Adjusted Portfolio Yield" will be defined as follows with respect to the Offered Certificates:

            "Base Rate" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of Class A Monthly Interest, Class B Monthly Interest, Collateral Monthly Interest and the Monthly Servicing Fee with respect to the Offered Certificates and the Collateral Interest for the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

            "Series Adjusted Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction,
      (A) the numerator of which is equal to (a) Reallocated Investor Finance Charge Collections (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charges Receivables allocable to the Offered Series in accordance with the Pooling and Servicing Agreement) for such Monthly Period, plus (b) the amount of Principal Funding Investment Proceeds for the related Distribution Date, plus (c) provided that each Rating Agency has consented to the inclusion thereof in calculating the Series Adjusted Portfolio Yield, any Excess Finance Charge Collections that are allocated to the Offered Series, plus (d) the amount of funds withdrawn from the Reserve Account and included in Class A Available Funds for the Distribution Date with respect to such Monthly Period and plus (e) the aggregate amount of funds withdrawn from the Yield Supplement Account and included in Class A Available Funds, Class B Available Funds and Collateral Available Funds for the Distribution Date with respect to such Monthly Period, and less (f) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

      If the proceeds of any sale of the Receivables following the occurrence of an Insolvency Event with respect to the Transferor, as described in the Prospectus under "Description of the Certificates -- Pay Out Events and Reinvestment Events," allocated to the Class A Invested Amount and the proceeds of any collections on the Receivables in the Collection Account and any amounts on deposit in the Interest Funding Account are not sufficient to pay in full the remaining amount due on the Class A Certificates, the Class A Certificateholders will suffer a corresponding loss and no such proceeds will be available to the Class B Certificateholders.

Servicing Compensation and Payment of Expenses

      The share of the Servicing Fee allocable to the Series Certificateholders and the Collateral Interest Holder with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) 2.0% (the "Servicing Fee Rate") and (b)
(i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, less (ii) the product of (A) any amount on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and (B) the Series Allocation Percentage for the Offered Series with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); provided, however, with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $ . On each Distribution Date a portion of Interchange with respect to the related Monthly Period that is on deposit in the Collection Account will be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period ("Servicer Interchange"). The Servicer Interchange for any Monthly Period will be an amount equal to the portion of collections of Finance Charge Receivables allocated to the Invested Amount with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period may not exceed one-twelfth of the product of the Adjusted Invested Amount, as of the last day of such Monthly Period and (ii) .75%. In the case of any insufficiency of Servicer Interchange on deposit in the Collection Account on any Distribution Date, a portion of the Monthly Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency and in no event shall the Trust, the Trustee or the holders of the Offered Certificates or the Collateral Interest Holder be liable for the share of the Monthly Servicing Fee to be paid out of Servicer Interchange. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) 1.25% (the "Net Servicing Fee Rate") and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $ . The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $ . The share of the Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Interest Servicing Fee") shall be equal to one-twelfth of the product of (a) the Collateral Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Collateral Interest Servicing Fee shall be equal to $ . The remainder of the Servicing Fee shall be paid by the holders of the Transferor Certificates or the certificateholders of other Series (as provided in the related Supplements) and in no event will the Trust, the Trustee or the Series Certificateholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Certificates or the certificateholders of any other Series.

Series Termination

      If, on the Distribution Date which is two months prior to the Stated Series Termination Date, the Invested Amount (after giving effect to all changes therein on such date) exceeds zero, the Servicer will, within the 40-day period beginning on such date, solicit bids for the sale of interests in the Principal Receivables or certain Principal Receivables, together in each case with the related Finance Charge Receivables, in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date other than from the proceeds of the sale). The Transferor and the Collateral Interest Holder will be entitled to participate in, and to receive notice of each bid submitted in connection with, such bidding process. Upon the expiration of such 40-day period, the Trustee will determine (a) which bid is the highest cash purchase offer (the "Highest Bid") and (b) the amount (the "Available Final Distribution Amount") which otherwise would be available in the Collection Account on the Termination Date for distribution to the Series Certificateholders and the Collateral Interest Holder. The Servicer will sell such Receivables on the Termination Date to the bidder who provided the Highest Bid and will deposit the proceeds of such sale in the Collection Account for allocation (together with the Available Final Distribution Amount) to the Offered Certificateholders' Interest and the Collateral Interest in the order of priority specified herein.

Reports

      No later than the second business day prior to each Distribution Date, the Servicer will forward to the Trustee, the Paying Agent, each Rating Agency and the Collateral Interest Holder, a statement (the "Monthly Report") prepared by the Servicer setting forth certain information with respect to the Trust and the Class A Certificates and the Class B Certificates, including: (a) the aggregate amount of Principal Receivables and Finance Charge Receivables in the Trust as of the end of such Monthly Period; (b) the Invested Amount, the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount at the close of business on the last day of the preceding Monthly Period; (c) the amounts on deposit in the Yield Supplement Account, the Cash Collateral Account and the Available Credit Enhancement at the close of business on the last day of the preceding Monthly Period; (d) the Series Allocation Percentage, the Floating Allocation Percentage, the Class A Floating Percentage, the Class B Floating Percentage and the Collateral Floating Percentage and the Principal Allocation Percentage, the Class A Principal Percentage, the Class B Principal Percentage and the Collateral Principal Percentage; (e) the amount of collections of Principal Receivables and Finance Charge Receivables processed during the related Monthly Period and the portion thereof allocated to the Offered Certificateholders' Interest; (f) the aggregate outstanding balance of Accounts that were 35, 65 and 95 days or more delinquent as of the end of such Monthly Period; (g) the Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount and the Defaulted Amount with respect to such Monthly Period; (h) the aggregate amount, if any, of Class A Investor Charge-Offs, Class B Investor Charge-Offs, any reductions in the Class B Invested Amount pursuant to clauses (iv) and (v) of the definition of "Class B Invested Amount," under " - Allocation Percentages" above, and the amounts by which the Collateral Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Collateral Invested Amount" under " - Allocation Percentages" above, and any Class A or Class B Investor Charge-Offs reimbursed on the related Monthly Period, for such Monthly Period; (i) the Monthly Servicing Fee, Class A Servicing Fee, Class B Servicing Fee and Collateral Interest Servicing Fee for such Monthly Period; (j) the Series Adjusted Portfolio Yield for such Monthly Period; (k) the Base Rate for such Monthly Period;
(l) Reallocated Principal Collections; and (m) Shared Principal
Collections.

                                UNDERWRITING

      Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") among the Transferor, the Bank, the underwriters of the Class A Certificates named below (the "Class A Underwriters") and the underwriters of the Class B Certificates named below (the "Class B Underwriters," and together with the Class A Underwriters, the "Underwriters"), the Transferor has agreed to cause the Trust to sell to the Underwriters, and the Underwriters have agreed to purchase, the principal amount of the Class A Certificates and Class B Certificates set forth opposite their names:

                                             Principal
                                             Amount of
Underwriters of the Class A                   Class A
Certificates                               Certificates
---------------------------                ------------
Merrill Lynch, Pierce,
Fenner & Smith Incorporated                 $





      Total.................                $
                                            =

                                             Principal
                                             Amount of
Underwriters of the Class A                   Class A
Certificates                               Certificates
---------------------------                ------------
Merrill Lynch, Pierce,                      $
Fenner & Smith Incorporated

Total......................                 $
                                            =

      The Underwriting Agreement provides that the obligation of the Class A Underwriters to pay for and accept delivery of the Class A Certificates and the obligation of the Class B Underwriters to pay for and accept delivery of the Class B Certificates are subject to the approval of certain legal matters by their counsel and to certain other conditions. All of the Offered Certificates will be issued if any are issued.

      The Underwriters presently intend to make a market in the Offered Certificates; however, they are not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the Offered Certificates will develop.

      If the Underwriters create a short position in the Offered
Certificates in connection with the offering, i.e., if they sell more Offered Certificates than are set forth on the cover page of this Prospectus Supplement, the Underwriters may reduce that short position by purchasing Offered Certificates in the open market.

      In general, the purchase of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchase.

      None of the Transferor, the Servicer, or the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Offered Certificates. In addition, none of the Transferor, the Servicer, or the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

      The Class A Underwriters propose initially to offer the Class A Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of % of the principal amount of the Class A Certificates. The Class A Underwriters may allow, and such dealers may reallow, concessions not in excess of % of the principal amount of the Class A Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class A Underwriters.

      The Class B Underwriters propose initially to offer the Class B Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of % of the principal amount of the Class B Certificates. The Class B Underwriters may allow, and such dealers may reallow, concessions not in excess of % of the principal amount of the Class B Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class B Underwriters.

      Each Underwriter has represented and agreed that (a) it has only issued, distributed or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom and (c) if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

      The Transferor and the Bank will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make in respect thereof. The Underwriters have agreed to reimburse the Transferor for certain expenses of the issuance and distribution of the Offered Certificates.

      [BancBoston Securities, Inc., an underwriter of the Offered
Certificates, is a wholly-owned subsidiary of BankBoston Corporation and an affiliate of the Transferor. See "the Bank" in the Prospectus.]

      [After the initial distribution of the Offered Certificates by the Underwriters, this Prospectus Supplement and the Prospectus may be used by BancBoston Securities Inc. in connection with offers and sales relating to market-making transactions in the Offered Certificates. BancBoston Securities Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. BancBoston Securities Inc. has no obligation to make a market in the Offered Certificates and any such market-making may be discontinued by BancBoston Securities Inc. at any time without notice, in its sole discretion. BancBoston Securities Inc. is among the Underwriters participating in the initial distribution of the Offered Certificates.]


                               LEGAL MATTERS

      Certain legal matters relating to the Offered Certificates will be passed upon for the Transferor and the Trust by Skadden, Arps, Slate, Meagher & Flom LLP. Certain legal matters will be passed upon for the Underwriters by Orrick, Herrington & Sutcliffe LLP. Certain legal matters relating to the federal tax consequences of the issuance of the Offered Certificates will be passed upon for the Transferor by Skadden, Arps, Slate, Meagher & Flom LLP.



                           INDEX OF DEFINED TERMS

Accounts    .........................................................S-1
Adjusted Invested Amount.............................................S-6
Available Cash Collateral Amount....................................S-38
Available Enhancement Amount........................................S-13
Available Final Distribution Amount.................................S-43
Available Principal Collections.....................................S-27
Available Reserve Account Amount....................................S-32
Average Receivables Outstanding.....................................S-20
Bank        .........................................................S-1
Base Rate   ........................................................S-41
Cash Collateral Account.......................................S-10, S-38
CCRFC       .........................................................S-1
Class A Additional Interest.........................................S-33
Class A Adjusted Invested Amount...............................S-6, S-30
Class A Available Funds.............................................S-26
Class A Certificateholders' Interest.................................S-5
Class A Certificates............................................S-1, S-4
Class A Floating Percentage.........................................S-29
Class A Initial Invested Amount......................................S-4
Class A Invested Amount........................................S-5, S-30
Class A Investor Charge-Off...................................S-12, S-39
Class A Investor Default Amount.....................................S-39
Class A Monthly Interest............................................S-34
Class A Outstanding Monthly Interest................................S-34
Class A Principal Percentage........................................S-29
Class A Required Amount.......................................S-10, S-32
Class A Scheduled Payment Date..................................S-2, S-8
Class A Servicing Fee...............................................S-42
Class A Underwriters................................................S-43
Class B Additional Interest.........................................S-34
Class B Adjusted Invested Amount...............................S-6, S-30
Class B Available Funds.............................................S-26
Class B Certificateholders' Interest.................................S-5
Class B Certificates............................................S-1, S-4
Class B Floating Percentage.........................................S-29
Class B Initial Invested Amount......................................S-4
Class B Invested Amount........................................S-6, S-30
Class B Investor Charge-Off...................................S-13, S-40
Class B Investor Default Amount.....................................S-39
Class B Monthly Interest............................................S-34
Class B Outstanding Monthly Interest................................S-34
Class B Principal Percentage........................................S-30
Class B Required Amount.......................................S-11, S-33
Class B Scheduled Payment Date..................................S-2, S-8
Class B Servicing Fee...............................................S-42
Class B Underwriters................................................S-43
Closing Date.........................................................S-4
Code        ........................................................S-16
Collateral Additional Interest......................................S-36
Collateral Available Funds..........................................S-34
Collateral Charge-Off...............................................S-40
Collateral Default Amount.....................................S-35, S-40
Collateral Floating Percentage......................................S-29
Collateral Initial Invested Amount...................................S-4
Collateral Interest..................................................S-5
Collateral Interest Holder...........................................S-5
Collateral Interest Servicing Fee...................................S-42
Collateral Invested Amount.....................................S-6, S-30
Collateral Monthly Interest.........................................S-36
Collateral Monthly Principal........................................S-37
Collateral Principal Percentage.....................................S-30
Collateral Rate.....................................................S-36
Controlled Accumulation Amount......................................S-37
Controlled Accumulation Period.......................................S-8
Controlled Accumulation Period Length...............................S-27
Controlled Deposit Amount...........................................S-37
Covered Amount......................................................S-31
Deficit Controlled Accumulation Amount..............................S-37
Distribution Date..............................................S-2, S-25
Early Amortization Period............................................S-9
Eligible Deposit Account............................................S-31
Enhancement Invested Amount..........................................S-5
ERISA       ........................................................S-16
Excess Spread.................................................S-11, S-35
Floating Allocation Percentage......................................S-28
Group I     ........................................................S-14
Highest Bid ........................................................S-43
Initial Cash Collateral Amount......................................S-10
Initial Invested Amount..............................................S-4
Invested Amount......................................................S-5
Investor Default Amount.............................................S-39
Loan Agreement......................................................S-36
Monthly Report......................................................S-43
Monthly Servicing Fee...............................................S-42
Net Servicing Fee Rate..............................................S-42
Offered Certificateholders' Interest.................................S-5
Offered Certificates............................................S-1, S-4
Offered Series Supplement...........................................S-17
Paired Series.......................................................S-40
Pay Out Events......................................................S-41
Pooling and Servicing Agreement......................................S-1
Principal Allocation Percentage.....................................S-29
Principal Funding Account...........................................S-17
Principal Funding Account Balance.............................S-17, S-31
Principal Funding Investment Proceeds...............................S-31
Reallocated Principal Collections..............................S-8, S-32
Receivables .........................................................S-1
Record Date ........................................................S-25
Required Amount.....................................................S-11
Required Cash Collateral Amount.....................................S-38
Required Enhancement Amount...................................S-13, S-38
Required Reserve Account Amount.....................................S-31
Reserve Account.....................................................S-31
Reserve Account Funding Date........................................S-31
Revolving Period.....................................................S-8
Series Adjusted Invested Amount.....................................S-28
Series Adjusted Portfolio Yield.....................................S-41
Series Allocable Defaulted Amount...................................S-28
Series Allocable Finance Charge Collections.........................S-28
Series Allocable Principal Collections..............................S-28
Series Allocation Percentage........................................S-28
Series Cut-Off Date..................................................S-8
Series Required Transferor Amount....................................S-4
Servicer    .........................................................S-1
Servicer Interchange................................................S-42
Servicing Base Amount...............................................S-42
Servicing Fee Rate..................................................S-42
Stated Series Termination Date.......................................S-8
Total Enhancement.............................................S-14, S-38
Transferor  .........................................................S-1
Transferor's Interest................................................S-5
Trust       ....................................................S-1, S-4
Trust Portfolio.....................................................S-19
Trustee     .........................................................S-1
Underwriters........................................................S-43
Underwriting Agreement..............................................S-43
Yield Supplement Account......................................S-10, S-38




============================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement or the accompanying Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Transferor. Neither this Prospectus Supplement nor the accompanying Prospectus constitutes an offer or a solicitation by anyone in any state in which such offer or solicitation is not qualified or to anyone to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus, nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Transferor since the date hereof or thereof or that the information contained or incorporated by reference herein or therein is correct as of any time subsequent to its date.

                              ---------------

                             TABLE OF CONTENTS

                           Prospectus Supplement

                                    Page
                    Summary of Series Terms......  S-4
                    Risk Factors................. S-17
                    Maturity Considerations...... S-17
                    The Bank Portfolio........... S-19
                    The Receivables.............. S-24
                    Use of Proceeds.............. S-25
                    The Servicer................. S-25
                    Series Provisions............ S-25
                    Underwriting................. S-43
                    Legal Matters................ S-45
                    Index of Defined Terms....... S-46

                                 Prospectus

                    Prospectus Supplement........    v
                    Reports to Certificateholders    v
                    Available Information........    v
                    Incorporation of Certain
                     Documents by................
                    Reference...................     v
                    Prospectus Summary...........    1
                    Risk Factors.................   17
                    Use of Proceeds..............   25
                    The Trust....................   26
                    Credit Card Activities.......   26
                    The Bank.....................   31
                      Credit Card Receivables
                    Funding Corporation..........   31
                    The Accounts.................   31
                      Description of the
                    Certificates.................   32
                    Description of the Pooling
                     and Servicing Agreement......  40
                    Description of the Purchase
                     Agreements...................  60
                    Certain Legal Aspects of the
                     Receivables..................  61
                    U.S. Federal Income Tax
                     Consequences.................  65
                    ERISA Considerations.........   70
                    Plan of Distribution.........   73
                    Legal Matters................   74
                    Index of Defined Terms.......   75




Until _____ (90 days after the date of this Prospectus Supplement), all dealers effecting transactions in the Offered Certificates whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

=============================================================================

                             BankBoston Credit
                             Card Master Trust

                                $ % Class A
                               Series 1997-1
                         Asset Backed Certificates

                                $ % Class B
                               Series 1997-1
                         Asset Backed Certificates

                          CREDIT CARD RECEIVABLES
                            FUNDING CORPORATION
                                 Transferor

                              BANKBOSTON (NH),
                            NATIONAL ASSOCIATION
                                  Servicer
                              ---------------


                           PROSPECTUS SUPPLEMENT
                                   , 1997
                              ---------------

                  Underwriters of the Class A Certificates
             Merrill Lynch, Pierce, Fenner & Smith Incorporated






                  Underwriters of the Class B Certificates
             Merrill Lynch, Pierce, Fenner & Smith Incorporated
=============================================================================